UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05611

Name of Fund:	BlackRock MuniVest Fund, Inc. (MVF)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniVest Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2022

Date of reporting period: 02/28/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

FEBRUARY 28, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Municipal Income Quality Trust (BYM)

BlackRock Municipal Income Trust II (BLE)

BlackRock MuniHoldings Investment Quality Fund (MFL)

BlackRock MuniVest Fund, Inc. (MVF)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information (unaudited)

Section 19(a) Notices

BlackRock Municipal Income Trust II’s (BLE) (the “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

February 28, 2022

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BLE	$0.329838	$—	$—	$0.042882		$0.372720	88%	—%	—%	12%	100%

(a)

The Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

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The Markets in Review

Dear Shareholder,

The 12-month reporting period as of February 28, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. However, rapid changes in consumer spending led to supply constraints and elevated inflation. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks posted a solid advance. International equities from developed markets gained slightly, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, the improving economy assuaged credit concerns and led to modest returns for high-yield corporate bonds, outpacing the negative return of investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”) maintained accommodative monetary policy during the reporting period by keeping near-zero interest rates. However, the Fed’s tone shifted during the period, as it reduced its bond-buying program and raised the prospect of higher rates in 2022. Continued high inflation and the Fed’s new stance led many analysts to anticipate that the Fed will raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy. Sanctions on Russia and general wartime disruption are likely to drive already-high commodity prices even further upwards, and we have already seen spikes in energy and metal markets. While this will exacerbate inflationary pressure, it could also constrain economic growth, making the Fed’s way forward less clear. Its challenge will be combating inflation without stifling a recovery that is now facing additional supply shocks.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

®®

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(2.62)%	16.39%

U.S. small cap equities (Russell 2000® Index)	(9.46)	(6.01)

International equities (MSCI Europe, Australasia, Far East Index)	(6.78)	2.83

Emerging market equities (MSCI Emerging Markets Index)	(9.81)	(10.69)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.04

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(3.94)	(1.67)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(4.07)	(2.64)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.09)	(0.66)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(3.07)	0.64

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

Municipal Market Overview For the Reporting Period Ended February 28, 2022

Municipal Market Conditions

Municipal bonds posted modestly negative total returns during the period amid rising interest rates spurred by strong economic growth and above trend inflation, waning COVID-19 variant fears, and hawkish Fed monetary policy expectations. The asset class benefited from favorable supply and demand dynamics and improved credit fundamentals on the back of considerable fiscal stimulus and a quicker than expected rebound in state and local government revenues. As a result, municipal bonds generated positive excess returns versus comparable U.S. Treasuries. However, the market faced heightened volatility and a considerable valuation-based correction late in the period. Longer duration and lower credit quality strategies outperformed.

Technical support was helpful as robust demand outpaced supply. During the 12 months ended February 28, 2022, municipal bond funds experienced net inflows totaling $51 billion (based on data from the Investment Company Institute). However, the post-pandemic inflow cycle, which spanned 92-weeks and garnered $149 billion, came to an end late in the period as performance turned negative. At the same time, the market absorbed $448 billion in issuance, slightly above the $442 billion issued during the prior 12-month period. Taxable municipal issuance was proportionally elevated and helped to make tax-exempt supply even more easily digestible.

Bloomberg Municipal Bond Index Total Returns as of February 28, 2022 6 months: (3.09)% 12 months: (0.66)%

A Closer Look at Yields

AAA Municipal Yield Curves Source: Thomson Municipal Market Data.

From February 28, 2021 to February 28, 2022, yields on AAA-rated 30-year municipal bonds increased by 18 basis points (“bps”) from 1.80% to 1.98%, while ten-year rates increased by 44 bps from 1.14% to 1.58% and five-year rates increased by 78 bps from 0.56% to 1.34% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 69 bps, led by 43 bps of flattening between two- and ten-year maturities.

After maintaining historically tight valuations for most of the reporting period, the recent market correction has restored value to the asset class and reset municipal-to-Treasury ratios to levels near their 5-year averages.

Financial Conditions of Municipal Issuers

Buoyed by successive federal aid injections, vaccine distribution, and the re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021. Prolonged inflation in a post-Covid recovery would adversely affect state and local entities. However, wage pressures, less consumer spending, and higher interest rates could be offset by increased revenue collections, particularly sales and personal income tax receipts. While the war in Ukraine is not expected to have negative effects on credit fundamentals, higher energy prices could hurt consumer spending and eventually become a headwind to economic growth and employment expansion. At this point, tax receipts could come under pressure, although states with significant oil and gas production would benefit. While municipal utilities typically benefit from autonomous rate-setting that allows them to adjust for rising fuel costs, rising commodity prices over a prolonged period could test affordability and the political will to raise rates to balance operations. State housing authority bonds, flagship universities, and strong national and regional health systems may also be pressured but are better poised to absorb the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain from the economic fallout from rising inflation, but aid and the re-opening of the economy will continue to support operating results through 2022. Work-from-home policies remain headwinds for mass transit farebox revenue and commercial real estate values. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration.

The opinions expressed are those of BlackRock as of February 28, 2022 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

M U N I C I P AL M A R K E T O V E R V I E W	5

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Trust Summary as of February 28, 2022	BlackRock Municipal Income Quality Trust (BYM)

Investment Objective

BlackRock Municipal Income Quality Trust’s (BYM) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in municipal bonds exempt from U.S. federal income taxes, including the U.S. federal alternative minimum tax. The Trust also invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of February 28, 2022 ($13.71)(a)	5.08%
Tax Equivalent Yield(b)	8.58%
Current Monthly Distribution per Common Share(c)	$0.0580
Current Annualized Distribution per Common Share(c)	$0.6960
Leverage as of February 28, 2022(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	02/28/22	08/31/21	Change	High	Low
Closing Market Price	$13.71	$16.06	(14.63)%	$16.06	$13.47
Net Asset Value	14.87	15.95	(6.77)	15.95	14.76

Performance

Returns for the period ended February 28, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(4.57)%	(0.71)%	4.69%	5.08%
Trust at Market Price(a)(b)	(12.62)	(2.88)	4.26	4.04
Customized Reference Benchmark(c)	(3.04)	(0.29)	3.52	N/A
Bloomberg Municipal Bond Index(d)	(3.09)	(0.66)	3.24	3.15
S&P® Municipal Bond Index(e)	(2.79)	(0.37)	3.18	3.22
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(f)	(4.76)	0.03	4.49	5.00
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(f)	(11.54)	(2.22)	4.21	4.41

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield ex AMT (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Trust changed its reporting benchmarks from S&P Municipal Bond Index and Lipper General & Insured Municipal Debt Funds (Leveraged) to Bloomberg Municipal Bond Index and the Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Trust. The Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

T R U S T S U M M A R Y	7

Trust Summary as of February 28, 2022 (continued)	BlackRock Municipal Income Quality Trust (BYM)

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds lost ground in the six-month period, ending a stretch of positive performance that began in mid-2020. Rising inflation prompted the Fed to shift toward tighter monetary policy, weighing heavily on the performance of fixed-income assets.

Most sectors and rating categories detracted from performance due to the broad nature of the market downturn. AA and BBB rated securities detracted the most, primarily due to their longer duration (higher interest-rate sensitivity). Positions in long-dated securities with maturities of greater than 20 years hurt performance, as did holdings in non-rated high yield debt. The underperformance in the latter category was especially pronounced in the workforce housing sector, where long-dated, low-coupon debt moved to a discount to par.

Holdings in pre-refunded debt further detracted. The market segment, which entered the period trading at rich levels, was adversely affected by its shorter-dated average maturities given expectations for Fed rate hikes.

On the positive side, the Trust’s use of U.S. Treasury futures to manage interest rate risk contributed to results. Holdings in short-dated securities with maturities of less than a year, which were less affected by the sell-off, also contributed modestly to performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	02/28/22	08/31/21
County/City/Special District/School District	24%	28%
State	19	11
Health	17	18
Transportation	13	16
Utilities	10	8
Education	8	8
Tobacco	5	6
Housing	2	2
Corporate	2	2
Other	—	1

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	02/28/22		08/31/21
AAA/Aaa	14%		14%
AA/Aa	35		35
A	25		24
BBB/Baa	13		14
BB/Ba	3		3
B	—	(e)	—	(e)
N/R(f)	10		10

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	9%
2023	16
2024	6
2025	13
2026	8

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2022 and August 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 1%, respectively, of the Trust’s total investments.

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Trust Summary as of February 28, 2022	BlackRock Municipal Income Trust II (BLE)

Investment Objective

BlackRock Municipal Income Trust II’s (BLE) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of February 28, 2022 ($13.77)(a)	5.40%
Tax Equivalent Yield(b)	9.12%
Current Monthly Distribution per Common Share(c)	$0.0620
Current Annualized Distribution per Common Share(c)	$0.7440
Leverage as of February 28, 2022(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on March 1, 2022, was decreased to $0.0520 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	02/28/22	08/31/21	Change	High	Low
Closing Market Price	$13.77	$16.10	(14.47)%	$16.14	$13.65
Net Asset Value	14.11	15.18	(7.05)	15.18	14.03

Performance

Returns for the period ended February 28, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(4.64)%	(0.03)%	4.12%	5.06%
Trust at Market Price(a)(b)	(12.26)	(3.48)	3.69	4.54
National Customized Reference Benchmark(c)	(3.04)	(0.25)	3.53	N/A
Bloomberg Municipal Bond Index(d)	(3.09)	(0.66)	3.24	3.15
S&P® Municipal Bond Index(e)	(2.79)	(0.37)	3.18	3.22
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(f)	(4.76)	0.03	4.49	5.00
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(f)	(11.54)	(2.22)	4.21	4.41

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Trust changed its reporting benchmarks from S&P Municipal Bond Index and Lipper General & Insured Municipal Debt Funds (Leveraged) to Bloomberg Municipal Bond Index and the National Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Trust. The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

T R U S T S U M M A R Y	9

Trust Summary as of February 28, 2022 (continued)	BlackRock Municipal Income Trust II (BLE)

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds lost ground in the six-month period, ending a stretch of positive performance that began in mid-2020. Rising inflation prompted the Fed to shift toward tighter monetary policy, weighing heavily on the performance of fixed-income assets.

In this environment, the downturn in prices offset the contribution from income. The Trust’s allocation to bonds with maturities of 20 years and longer was a key detractor from performance, as was the use of leverage. State tax-backed, transportation and health care were the largest sector weightings and thus were the most notable detractors from absolute returns.

On the positive side, the Trust’s use of U.S. Treasury futures to manage interest rate risk contributed to results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	02/28/22	08/31/21
Transportation	20%	25%
State	17	13
Health	16	14
County/City/Special District/School District	10	12
Utilities	8	9
Corporate	8	6
Tobacco	7	7
Education	7	7
Housing	6	6
Other	1	1

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	02/28/22	08/31/21
AAA/Aaa	4%	5%
AA/Aa	32	32
A	31	29
BBB/Baa	16	17
BB/Ba	5	5
B	1	1
N/R(e)	11	11

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	8%
2023	12
2024	6
2025	6
2026	5

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2022 and August 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 2%, respectively, of the Trust’s total investments.

10	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of February 28, 2022	BlackRock MuniHoldings Investment Quality Fund (MFL)

Investment Objective

BlackRock MuniHoldings Investment Quality Fund’s (MFL) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade (as rated or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment) municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular U.S. federal income tax would now satisfy the foregoing objective and policy.

On September 24, 2021, the Board of Trustees of MFL and the Board of Directors of BlackRock Municipal Income Fund, Inc. (“MUI”) each approved the reorganization of MFL into MUI (the “Reorganization”). At a special shareholder meeting on March 4, 2022, the requisite shareholders of MFL approved the Reorganization, and it was completed on April 11, 2022.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MFL
Initial Offering Date	September 26, 1997
Yield on Closing Market Price as of February 28, 2022 ($13.00)(a)	4.48%
Tax Equivalent Yield(b)	7.57%
Current Monthly Distribution per Common Share(c)	$0.0485
Current Annualized Distribution per Common Share(c)	$0.5820
Leverage as of February 28, 2022(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The distribution rate is not constant and is subject to change. In connection with the Reorganization, the Trust declared a special distribution, which is payable on May 2, 2022. Other than this special distribution, the Trust will declare no further distributions prior to or following the Reorganization. See Note 11 in the Notes to Financial Statements for additional information on the special distribution.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	02/28/22	08/31/21	Change	High	Low
Closing Market Price	$13.00	$14.88	(12.63)%	$15.17	$12.82
Net Asset Value	14.28	15.38	(7.15)	15.38	14.21

Performance

Returns for the period ended February 28, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(5.22)%	(0.22)%	4.32%	4.77%
Trust at Market Price(a)(b)	(10.82)	(3.19)	2.61	3.80
National Customized Reference Benchmark(c)	(3.04)	(0.25)	3.53	N/A
Bloomberg Municipal Bond Index(d)	(3.09)	(0.66)	3.24	3.15
S&P® Municipal Bond Index(e)	(2.79)	(0.37)	3.18	3.22
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(f)	(4.76)	0.03	4.49	5.00
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(f)	(11.54)	(2.22)	4.21	4.41

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Trust changed its reporting benchmarks from S&P Municipal Bond Index and Lipper General & Insured Municipal Debt Funds (Leveraged) to Bloomberg Municipal Bond Index and the National Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Trust. The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

T R U S T S U M M A R Y	11

Trust Summary as of February 28, 2022 (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL)

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds lost ground in the six-month period, ending a stretch of positive performance that began in mid-2020. Rising inflation prompted the Fed to shift toward tighter monetary policy, weighing heavily on the performance of fixed-income assets.

The Trust’s positions in long-duration securities were key detractors in a period of rising rates. (Duration is a measure of interest rate sensitivity.) Holdings in both high yield and investment-grade securities detracted, but high yield outperformed on a relative basis. The Trust’s use of leverage also hurt performance at a time of falling prices. The state tax-backed and transportation sectors, which are the Trust’s largest weightings, were the most significant detractors in absolute terms.

On the positive side, the Trust’s use of U.S. Treasury futures to manage interest rate risk contributed to results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	02/28/22	08/31/21
Transportation	31%	35%
State	26	20
Health	15	14
County/City/Special District/School District	9	11
Utilities	8	8
Education	5	5
Tobacco	3	3
Corporate	2	1
Housing	1	1
Other	—	2

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	02/28/22	08/31/21
AAA/Aaa	9%	9%
AA/Aa	50	50
A	23	23
BBB/Baa	7	8
BB/Ba	4	4
N/R(e)	7	6

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	1%
2023	15
2024	4
2025	2
2026	18

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2022 and August 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Trust’s total investments.

12	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of February 28, 2022	BlackRock MuniVest Fund, Inc. (MVF)

Investment Objective

BlackRock MuniVest Fund, Inc.’s (MVF) (the “Trust”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Trust seeks to achieve its investment objective by investing at least 80% of an aggregate of the Trust’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowing for investment purposes, in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust primarily invests in long term municipal obligations rated investment grade at the time of investment (or, if unrated, are considered by the Trust’s investment adviser to be of comparable quality at the time of investment) and in long term municipal obligations with maturities of more than ten years at the time of investment. The Trust may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of February 28, 2022 ($8.78)(a)	4.58%
Tax Equivalent Yield(b)	7.74%
Current Monthly Distribution per Common Share(c)	$0.0335
Current Annualized Distribution per Common Share(c)	$0.4020
Leverage as of February 28, 2022(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	02/28/22	08/31/21	Change	High	Low
Closing Market Price	$8.78	$9.80	(10.41)%	$9.89	$8.41
Net Asset Value	9.38	10.08	(6.94)	10.08	9.32

Performance

Returns for the period ended February 28, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(4.91)%	0.59%	4.57%	4.98%
Trust at Market Price(a)(b)	(8.45)	2.24	2.40	3.85
National Customized Reference Benchmark(c)	(3.04)	(0.25)	3.53	N/A
Bloomberg Municipal Bond Index(d)	(3.09)	(0.66)	3.24	3.15
S&P® Municipal Bond Index(e)	(2.79)	(0.37)	3.18	3.22
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(f)	(4.76)	0.03	4.49	5.00
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(f)	(11.54)	(2.22)	4.21	4.41

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Trust changed its reporting benchmarks from S&P Municipal Bond Index and Lipper General & Insured Municipal Debt Funds (Leveraged) to Bloomberg Municipal Bond Index and the National Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Trust. The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

T R U S T S U M M A R Y	13

Trust Summary as of February 28, 2022 (continued)	BlackRock MuniVest Fund, Inc. (MVF)

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds lost ground in the six-month period, ending a stretch of positive performance that began in mid-2020. Rising inflation prompted the Fed to shift toward tighter monetary policy, weighing heavily on the performance of fixed-income assets.

AA and A rated securities, which constitute the largest rating categories in the Trust, were the largest detractors on an absolute basis. Similarly, state tax-backed, transportation and health care were the largest sector weightings and thus were the most notable detractors from absolute returns.

On the positive side, the Trust’s use of U.S. Treasury futures to manage interest rate risk contributed to results. In addition, positions in short-dated securities held up better than the broader market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	02/28/22		08/31/21
Transportation	24%		28%
Health	21		21
State	16		12
County/City/Special District/School District	9		10
Corporate	9		7
Utilities	8		8
Tobacco	6		6
Education	4		5
Housing	3		3
Other	—	(c)	—

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	02/28/22		08/31/21
AAA/Aaa	—	%(c)	—	%(c)
AA/Aa	36		34
A	29		28
BBB/Baa	17		19
BB/Ba	4		5
B	2		2
N/R(f)	12		12

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(a)(d)	Percentage
2022	9%
2023	6
2024	4
2025	7
2026	5

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2022 and August 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 2%, respectively, of the Trust’s total investments.

14	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) February 28, 2022	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.3%
City of Birmingham Alabama, GO, CAB, Series A-1, Convertible, 5.00%, 09/01/25(a)	$1,165	$1,310,095

Arizona(b) — 1.4%
Arizona Industrial Development Authority, RB 4.38%, 07/01/39.	725	772,400
Series A, 5.00%, 07/01/39	610	634,547
Series A, 5.00%, 07/01/49	690	712,534
Series A, 5.00%, 07/01/54	530	546,494
Industrial Development Authority of the County of Pima,
Refunding RB
5.00%, 06/15/47	1,065	1,075,342
5.00%, 06/15/52	595	618,177
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39	255	289,964
5.00%, 07/01/54	590	651,375

		5,300,833

California — 14.4%
California Community Housing Agency, RB, M/F Housing(b)
Series A, 5.00%, 04/01/49	265	284,007
Series A-2, 4.00%, 08/01/47	1,715	1,600,457
California Health Facilities Financing Authority, RB, 3.00%, 08/15/51	3,900	3,877,329
California Health Facilities Financing Authority, Refunding RB, Sub-Series A-2, 5.00%, 11/01/47	1,465	2,023,118
California Infrastructure & Economic Development Bank, RB, Series A, 1st Lien, (AMBAC), 5.00%, 01/01/28(a)	10,100	12,093,558
California State Public Works Board, RB, Series I, 5.50%, 11/01/33	1,415	1,512,509
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	1,620	1,624,552
California Statewide Communities Development Authority, Refunding RB, 4.00%, 03/01/48	3,175	3,434,442
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(b)	150	128,000
CSCDA Community Improvement Authority, RB, M/F Housing(b)
Class 2, 4.00%, 06/01/58	1,365	1,277,138
Senior Lien, 3.13%, 06/01/57	930	774,367
Class 2, Senior Lien, 4.00%, 12/01/58	1,055	1,001,024
CSCDA Community Improvement Authority, RB, S/F Housing, 3.00%, 03/01/57(b)	535	443,287
Golden State Tobacco Securitization Corp., Refunding RB(a)
Series A-1, 5.00%, 06/01/22	2,060	2,082,913
Series A-2, 5.00%, 06/01/22	565	571,322
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B, 0.00%, 06/01/66(c)	3,735	554,547
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Election 2008, 6.25%, 08/01/28(d)	1,580	1,777,075
Riverside County Redevelopment Successor Agency, Refunding TA, Series A, (BAM), 4.00%, 10/01/39	3,700	4,058,034
San Diego Unified School District, GO, CAB(c)
Series K-2, 0.00%, 07/01/38	1,745	990,621
Series K-2, 0.00%, 07/01/39	2,115	1,149,374

Security	Par (000)	Value

California (continued)
San Diego Unified School District, GO, CAB(c) (continued)
Series K-2, 0.00%, 07/01/40	$2,715	$1,414,732
Series C, Election 2008, 0.00%, 07/01/38	2,000	1,334,122
Series G, Election 2008, 0.00%, 01/01/24(a)	3,425	1,745,734
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(c)	1,400	1,145,691
State of California, GO, 5.00%, 04/01/42	3,000	3,008,889
Yosemite Community College District, GO, Series D, Election 2004, 0.00%, 08/01/37(c)	10,000	6,774,370

		56,681,212

Colorado — 0.6%
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	1,305	1,363,306
Sabell Metropolitan District, GO, Series A, 5.00%, 12/01/50(b)	1,055	1,120,138

		2,483,444

Connecticut — 0.7%
State of Connecticut, Refunding GO, Series E, 5.00%, 09/15/37	2,280	2,703,546

Delaware — 0.8%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/40	770	857,374
Series A, 5.00%, 07/01/48	2,110	2,316,780

		3,174,154

District of Columbia — 2.5%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	9,500	9,780,649

Florida — 4.6%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	1,795	1,908,772
Broward County FL Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/45	1,000	1,148,244
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/01/45(b)	615	633,446
County of Miami-Dade Seaport Department, ARB, Series A, 6.00%, 10/01/23(a)	2,770	2,980,442
Florida Development Finance Corp., Refunding RB, 5.00%, 09/15/40(b)	340	367,989
Miami Beach Health Facilities Authority, RB, 3.00%, 11/15/51	425	395,073
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	3,910	4,254,600
Miami-Dade County Health Facilities Authority, Refunding RB, 5.00%, 08/01/42	685	787,558
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	630	678,126
5.00%, 08/01/47	1,845	1,983,757
Preserve at South Branch Community Development District, SAB
4.00%, 11/01/39	300	309,809
4.00%, 11/01/50	500	509,519
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(a)	1,340	1,409,515

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Westside Community Development District, Refunding SAB(b)
4.10%, 05/01/37	$260	$270,265
4.13%, 05/01/38	260	270,209

		17,907,324

Georgia — 1.7%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 02/15/25(a)	545	610,597
Georgia Housing & Finance Authority, RB, S/F Housing
Series A, 3.95%, 12/01/43	275	283,521
Series A, 4.00%, 12/01/48	410	421,686
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/38	595	796,412
Series A, 5.00%, 05/15/43	775	899,134
Series C, 4.00%, 05/01/52(e)	2,385	2,660,439
Private Colleges & Universities Authority, RB, 5.00%, 04/01/24(a)	750	809,038

		6,480,827

Illinois — 16.3%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/36	1,265	1,459,210
Series A, 5.00%, 12/01/38	515	592,367
Series A, 5.00%, 12/01/39	450	516,143
Series A, 5.00%, 12/01/40	940	1,075,986
Series A, 5.00%, 12/01/47	605	689,144
Chicago O’Hare International Airport, ARB, Series D, Senior Lien, 5.25%, 01/01/42	3,300	3,776,193
Chicago O’Hare International Airport, Refunding ARB, Series D, Senior Lien, 5.25%, 01/01/34	9,800	10,106,936
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/49	3,500	3,822,042
Cook County Community College District No. 508, GO
5.13%, 12/01/38	7,700	8,065,889
5.50%, 12/01/38	1,000	1,056,483
Cook County Forest Preserve District, Refunding GO, Series B, 5.00%, 12/15/37	210	212,036
County of Will Illinois, GO, 5.00%, 11/15/25(a)	1,400	1,582,721
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	565	624,665
Series A, 5.00%, 02/15/50	310	341,042
Illinois Finance Authority, Refunding RB
Series A, 5.00%, 11/15/45	2,815	3,069,254
Series B, 4.00%, 08/15/41	900	952,304
Series C, 4.13%, 08/15/37	3,130	3,332,207
Series C, 5.00%, 08/15/44	390	426,953
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	7,020	7,746,668
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	670	725,585
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	515	535,371
State of Illinois, GO
5.25%, 07/01/29	8,345	8,732,175
5.50%, 07/01/33	880	923,710
5.50%, 07/01/38	1,475	1,548,263
5.50%, 05/01/39	1,840	2,195,241

		64,108,588

Security	Par (000)	Value

Iowa — 0.8%
Iowa Finance Authority, RB, 5.50%, 07/01/23(a)	$3,000	$3,176,376

Maryland — 3.2%
County of Montgomery Maryland, RB, 4.00%, 12/01/44	1,810	1,923,286
Maryland Health & Higher Educational Facilities Authority, RB, 4.00%, 07/01/48	4,000	4,286,760
State of Maryland GO, 5.00%, 08/01/31	5,000	6,431,800

		12,641,846

Massachusetts — 3.1%
Massachusetts Development Finance Agency, RB
5.00%, 01/01/48	2,595	2,936,232
5.00%, 10/01/48	1,970	2,196,493
Series A, 5.00%, 01/01/47	2,370	2,642,308
Massachusetts Development Finance Agency, Refunding RB
5.00%, 07/01/37	190	210,464
5.00%, 09/01/43	1,750	2,002,502
Series A, 4.00%, 06/01/49	185	197,732
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A, 3.85%, 06/01/46	490	507,525
Massachusetts School Building Authority, RB, Series A, 5.00%, 05/15/23(a)	1,395	1,461,934

		12,155,190

Michigan — 3.4%
Michigan Finance Authority, RB, Series S, 5.00%, 11/01/44	3,640	4,043,556
Michigan Finance Authority, Refunding RB, 5.00%, 11/15/41	2,235	2,540,493
Michigan State Hospital Finance Authority, Refunding RB, 5.00%, 11/15/47	500	598,989
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 3.80%, 10/01/38	3,965	4,224,942
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 09/01/39	1,560	1,667,911
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23(a)	430	458,499

		13,534,390

Minnesota — 0.4%
City of Minneapolis Minnesota, Refunding RB, Series A, 5.00%, 11/15/49	1,315	1,538,980

Nebraska — 1.7%
Central Plains Energy Project, RB, 5.25%, 09/01/37	6,345	6,479,140

Nevada — 0.8%
City of Las Vegas Nevada Special Improvement District No. 611, SAB
4.00%, 06/01/40	450	472,356
4.13%, 06/01/50	1,150	1,190,126
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	360	409,315
5.00%, 07/01/45	450	504,899
5.00%, 07/01/51	480	532,640

		3,109,336

New Hampshire — 0.1%
New Hampshire Business Finance Authority, Refunding RB, Series A, 3.63%, 07/01/43(b)(e)	550	556,298

16	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey — 8.8%
New Jersey Economic Development Authority, RB
Series DDD, 5.00%, 06/15/42	$375	$423,237
Series WW, 5.25%, 06/15/25(a)	20	22,519
Series WW, 5.25%, 06/15/33	170	188,067
Series WW, 5.00%, 06/15/34	225	246,916
Series WW, 5.00%, 06/15/36	1,395	1,528,521
Series WW, 5.25%, 06/15/40	380	417,001
New Jersey Economic Development Authority, Refunding RB, Sub-Series A, 4.00%, 07/01/32	930	1,009,987
New Jersey Health Care Facilities Financing Authority, RB, 3.00%, 07/01/51	3,525	3,459,160
New Jersey Health Care Facilities Financing Authority, Refunding RB, 5.00%, 10/01/37	1,605	1,845,029
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/33	1,660	1,736,655
Series AA, 5.00%, 06/15/36	5,070	5,282,382
Series AA, 5.00%, 06/15/38	945	1,010,360
Series AA, 5.50%, 06/15/39	3,785	3,963,542
Series D, 5.00%, 06/15/32	900	977,889
Series S, 5.25%, 06/15/43	2,150	2,521,883
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/38(c)	5,845	3,321,947
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/36	340	395,940
South Jersey Port Corp., ARB, Series A, 5.00%, 01/01/49	720	811,738
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,750	2,010,531
Series A, 5.25%, 06/01/46	1,725	1,965,519
Sub-Series B, 5.00%, 06/01/46	1,130	1,255,940

		34,394,763

New Mexico — 0.2%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/49	220	238,945
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 08/01/44	405	446,186

		685,131

New York — 7.1%
Metropolitan Transportation Authority, Refunding RB
Series C-1, 5.25%, 11/15/55	1,135	1,326,435
Series C-1, 5.00%, 11/15/56	1,690	1,842,396
New York City Municipal Water Finance Authority, RB, Series CC-1, 4.00%, 06/15/52	5,000	5,609,685
New York City Transitional Finance Authority Future Tax Secured Revenue Refunding RB, 4.00%, 11/01/37	8,000	9,168,280
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/32	1,650	1,692,134
New York City Water & Sewer System, Refunding RB, Series BB, 4.00%, 06/15/47	2,855	2,909,867
New York Liberty Development Corp., Refunding RB, Series 1, Class 1, 5.00%, 11/15/44(b)	1,240	1,329,145
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 211, 3.75%, 10/01/43	2,810	2,873,658
Triborough Bridge & Tunnel Authority, RB, Series C-3, Senior Lien, 4.00%, 05/15/51	1,000	1,123,065

		27,874,665

Security	Par (000)	Value

North Carolina — 0.5%
State of North Carolina GO, 5.00%, 06/01/28	$1,500	$1,813,152

Ohio — 3.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 3.00%, 06/01/48	4,495	3,985,092
Series B-2, Class 2, 5.00%, 06/01/55	5,430	5,897,126
Northwest Local School District/Hamilton & Butler Counties, GO, 4.00%, 12/01/50	2,645	2,735,295
Ohio Turnpike & Infrastructure Commission, Refunding RB
Series A-1, Junior Lien, 5.25%, 02/15/32	780	811,624
Series A-1, Junior Lien, 5.25%, 02/15/33	1,095	1,139,317

		14,568,454

Oregon — 0.4%
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(c)	1,115	609,705
Washington & Multnomah Counties School District No. 48J Beaverton, GO, CAB, Series D, Convertible, (GTD), 5.00%, 06/15/36	945	1,104,593

		1,714,298

Pennsylvania — 5.7%
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46.	105	113,681
4.00%, 07/01/51	100	107,543
Commonwealth Financing Authority, RB
5.00%, 06/01/33	790	923,474
5.00%, 06/01/34	1,750	2,044,061
(AGM), 4.00%, 06/01/39	3,230	3,583,976
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 4.00%, 09/01/49	1,145	1,217,713
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	4,245	4,616,127
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	695	759,705
Series A, 4.00%, 12/01/45	1,945	2,135,904
Series A-1, 5.00%, 12/01/41	2,730	3,077,895
Series B, 5.00%, 12/01/40	1,060	1,179,550
Series C, 5.50%, 12/01/23(a)	630	678,140
Pennsylvania Turnpike Commission, Refunding RB
2nd Series, 5.00%, 12/01/35	860	997,711
Series A-1, 5.00%, 12/01/40	850	941,142

		22,376,622

Puerto Rico — 4.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	5,112	5,635,673
Series A-1, Restructured, 5.00%, 07/01/58	6,950	7,753,955
Series A-2, Restructured, 4.33%, 07/01/40	1,688	1,852,239
Series A-2, Restructured, 4.78%, 07/01/58	349	385,043
Series B-1, Restructured, 4.75%, 07/01/53	536	590,973
Series B-2, Restructured, 4.78%, 07/01/58	520	573,408
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	6,308	2,051,330

		18,842,621

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Rhode Island — 1.6%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 06/01/45	$5,855	$6,188,068

South Carolina — 5.0%
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55(b)	1,095	1,117,389
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	6,960	7,511,858
Series E, 5.50%, 12/01/53	1,610	1,710,788
South Carolina Public Service Authority, Refunding RB
Series B, 5.00%, 12/01/38	2,360	2,496,632
Series B, (AGM-CR), 5.00%, 12/01/56	2,845	3,157,959
Spartanburg Regional Health Services District, Refunding RB, Series A, 4.00%, 04/15/43	3,500	3,781,103

		19,775,729

South Dakota — 0.5%
City of Rapid City South Dakota Sales Tax Revenue, RB, 4.00%, 12/01/26(a)	1,760	1,968,521

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40.	35	39,284

Texas — 13.9%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(a)	615	637,896
Coppell Independent School District, Refunding GO, (PSF), 0.00%, 08/15/30(c)	10,030	8,390,637
County of Harris Texas, Refunding GO(c)
(NPFGC), 0.00%, 08/15/25	7,485	7,090,301
(NPFGC), 0.00%, 08/15/28	10,915	9,651,316
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	1,090	1,157,723
Grand Parkway Transportation Corp., RB, CAB, Series B, Convertible, 5.80%, 10/01/23(d)	2,365	2,656,876
Harris County-Houston Sports Authority, Refunding RB(c)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24(a)	5,965	2,514,110
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/38	10,925	4,386,628
Harris County-Houston Sports Authority, Refunding RB, CAB(c)
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/38	5,785	2,632,204
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/39	6,160	2,625,965
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/24(a)(c)	3,775	1,871,886
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/36(c)	2,340	1,315,066
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	580	607,926
North Texas Tollway Authority, RB, CAB(a)
Series B, 0.00%, 09/01/31(c)	1,975	1,020,631
Series C, Convertible, 6.75%, 09/01/31	2,500	3,561,517
North Texas Tollway Authority, Refunding RB, Series B, 5.00%, 01/01/40	385	396,074
San Antonio Public Facilities Corp., Refunding RB, Convertible, 4.00%, 09/15/42	3,155	3,190,352

Security	Par (000)	Value

Texas (continued)
Tarrant County Cultural Education Facilities Finance Corp., RB
4.00%, 10/01/42	$310	$351,492
4.00%, 10/01/52	165	184,817
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	330	344,412

		54,587,829

Utah — 0.8%
City of Salt Lake City Utah Airport Revenue, ARB, Series B, 5.00%, 07/01/43	2,100	2,429,920
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49(b)	235	243,436
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/55(b)	450	490,539

		3,163,895

Virginia — 0.9%
Lynchburg Economic Development Authority, Refunding RB, 4.00%, 01/01/55	150	165,697
Virginia Beach Development Authority, Refunding RB
5.00%, 09/01/44	1,375	1,490,556
4.00%, 09/01/48	885	916,034
Virginia Housing Development Authority, RB, M/F Housing, Series B, 4.00%, 06/01/53	895	928,210

		3,500,497

Washington — 0.9%
Washington Health Care Facilities Authority, RB, Series B, 5.00%, 08/15/44	2,000	2,031,024
Washington State Housing Finance Commission, Refunding RB, 5.00%, 01/01/38(b)	1,400	1,569,606

		3,600,630

West Virginia — 1.0%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	3,050	3,301,668
West Virginia Parkways Authority, RB, Senior Lien, 5.00%, 06/01/47	425	519,521

		3,821,189

Wisconsin — 3.1%
Public Finance Authority RB, 5.00%, 06/15/56(b)	400	396,701
Public Finance Authority, RB(b)
5.00%, 06/15/51	305	306,101
5.00%, 10/15/51	270	287,877
Series A, 5.00%, 07/15/39	120	131,281
Series A, 5.00%, 10/15/40	1,260	1,362,949
Series A, 5.00%, 07/15/49	455	489,491
Series A, 5.00%, 07/15/54	215	230,448
Series A, 5.00%, 07/01/55	395	417,928
Series A-1, 4.50%, 01/01/35	685	714,871
Public Finance Authority, Refunding RB, 5.00%, 09/01/39(b)	375	400,177

18	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 04/01/44	$1,895	$2,261,463
Sereis C, 4.00%, 02/15/42	5,000	5,340,795

		12,340,082

Total Municipal Bonds — 115.7% (Cost: $418,914,389)		454,377,658

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 1.0%
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42(g)	3,432	4,083,272

Colorado — 1.4%
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44(g)	4,605	5,372,216

Connecticut — 0.4%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	1,561	1,753,099

Florida — 1.5%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	3,500	3,857,995
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22(a)	1,950	1,991,103

		5,849,098

Illinois — 4.0%
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38	7,714	7,945,275
Series A, 5.00%, 01/01/40	3,045	3,360,749
Series B, 5.00%, 01/01/40	1,170	1,304,412
Series C, 5.00%, 01/01/38	2,658	2,909,984

		15,520,420

Kansas — 1.6%
Wyandotte County Unified School District No. 500 Kansas City, GO, Series A, 5.50%, 09/01/26(a)	5,363	6,277,718

Maryland — 0.9%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/41	3,139	3,603,360

Massachusetts — 4.8%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,662	1,775,933
Massachusetts Development Finance Agency, RB, 4.00%, 09/01/49	5,500	5,538,866
Massachusetts Development Finance Agency, Refunding RB, 4.00%, 07/01/35	7,070	7,893,255
Massachusetts School Building Authority, RB, Series B, 5.00%, 11/15/46(g)	3,300	3,825,899

		19,033,953

Michigan — 1.0%
Michigan Finance Authority, RB, Series A, 5.00%, 11/01/44	2,221	2,466,632

Security	Par (000)	Value

Michigan (continued)
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	$960	$1,070,040
Michigan State Housing Development Authority, RB, S/F Housing, Series C, 3.90%, 12/01/33	495	495,064

		4,031,736

Nevada — 1.1%
Las Vegas Valley Water District, Refunding GO, Series A, 5.00%, 06/01/46	3,900	4,400,783

New Jersey — 0.3%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	920	1,045,742

New York — 11.1%
Metropolitan Transportation Authority, RB, Sub- Series D-1, 5.25%, 11/15/44	3,850	4,127,570
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/30	12,500	12,823,678
New York City Water & Sewer System, Refunding RB
Series CC, 5.00%, 06/15/23(a)	2,933	3,070,451
Series CC, 5.00%, 06/15/47	3,307	3,462,846
Series DD, 5.00%, 06/15/35	1,845	1,992,970
Series FF, 5.00%, 06/15/39	8,355	9,238,062
New York State Urban Development Corp., RB, Series A-1, 5.00%, 03/15/43	5,720	5,931,035
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,561	2,932,807

		43,579,419

North Carolina — 1.4%
Durham Capital Financing Corp, Refunding RB, 4.00%, 06/01/23(a)	5,125	5,303,411

Pennsylvania — 1.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,997	5,786,355
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	1,020	1,125,060

		6,911,415

Texas — 7.8%
El Paso Independent School District, GO, (PSF-GTD), 4.00%, 08/15/48	7,001	7,907,501
Houston Community College System, GO, 4.00%, 02/15/23(a)	7,002	7,205,404
Lubbock Tx Elec Light Pwr Sy, 4.00%, 04/15/46	5,550	6,138,571
San Antonio Water System, Refunding RB, Series C, Junior Lien, 5.00%, 05/15/46	3,750	4,302,493
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 05/15/23(a)	719	753,850
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 02/15/41	3,920	4,465,441

		30,773,260

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia — 1.8%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 5.00%, 07/01/48	$1,996	$2,317,655
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	4,305	4,776,832

		7,094,487

Washington — 3.0%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/38	3,210	3,914,375
Washington State Convention Center Public Facilities District RB, 3.00%, 07/01/58	8,688	7,910,508

		11,824,883

West Virginia — 1.5%
West Virginia St Parkways Auth, 4.00%, 06/01/51	5,215	5,857,425

Wisconsin — 0.9%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/42	3,520	3,591,345

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.3% (Cost: $179,822,061)		185,907,042

Total Long-Term Investments — 163.0% (Cost: $598,736,450)		640,284,700

	Shares

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(h)(i)	856,795	856,795

Total Short-Term Securities — 0.2% (Cost: $856,795)		856,795

Total Investments — 163.2% (Cost: $599,593,245)		641,141,495

Other Assets Less Liabilities — 1.1%		4,283,017

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (29.4)%		(115,466,213)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (34.9)%		(137,200,000)

Net Assets Applicable to Common Shares — 100.0%		$392,758,299

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.

(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between November 15, 2024 to August 1, 2027, is $8,128,005. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended February 28, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 02/28/22	Shares Held at 02/28/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$6,327,383	$—	$(5,467,296	)(a)	$(3,122)	$(170)	$856,795	856,795	$1,542	$—

(a)	Represents net amount purchased (sold).

20	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock Municipal Income Quality Trust (BYM)

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended February 28, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$775,271	$—	$775,271

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,812	$—	$1,812

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts: Average notional value of contracts — short	$15,021,563

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments Municipal Bonds	$—	$454,377,658	$—	$454,377,658
Municipal Bonds Transferred to Tender Option Bond Trusts	—	185,907,042	—	185,907,042
Short-Term Securities Money Market Funds	856,795	—	—	856,795

	$856,795	$640,284,700	$—	$641,141,495

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(115,429,037)	$—	$(115,429,037)
VMTP Shares at Liquidation Value	—	(137,200,000)	—	(137,200,000)

	$—	$(252,629,037)	$—	$(252,629,037)

See notes to financial statements.

S C H E D U LE O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) February 28, 2022	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.3%
Black Belt Energy Gas District, RB, Series A, 4.00%, 12/01/52(a)	$3,660	$4,064,635
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	540	576,919
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	1,320	1,414,839
Series D, Sub Lien, 7.00%, 10/01/51	4,335	4,877,239
Health Care Authority of the City of Huntsville, RB
Series B1, 4.00%, 06/01/45	855	942,456
Series B1, (AGM), 3.00%, 06/01/50	2,375	2,339,192
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	1,170	1,503,001
		15,718,281

Arizona — 2.6%
Arizona Industrial Development Authority, RB(b) 4.38%, 07/01/39	225	239,710
Series A, 5.00%, 07/01/39	190	197,646
Series A, 5.00%, 07/01/49	210	216,858
Series A, 5.00%, 07/01/54	165	170,135
Arizona Industrial Development Authority, Refunding RB, Series A, 5.38%, 07/01/50(b)	1,185	1,310,033
Glendale Industrial Development Authority, RB 5.00%, 05/15/41	100	110,914
5.00%, 05/15/56	400	437,384
Industrial Development Authority of the City of Phoenix, RB
5.00%, 07/01/59	465	520,467
Series A, 5.00%, 07/01/46(b)	1,825	1,955,677
Industrial Development Authority of the City of Phoenix, Refunding RB, Series A, 5.00%, 07/01/35(b)	275	299,494
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/49(b)	350	361,006
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/47(b)	325	328,156
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(b)	100	113,711
5.00%, 07/01/54(b)	210	231,845
Series A, 4.13%, 09/01/38	820	904,110
Maricopa County Pollution Control Corp., Refunding RB, Series B, 3.60%, 04/01/40	1,250	1,329,386
Salt Verde Financial Corp., RB
5.00%, 12/01/32	5,635	6,917,041
5.00%, 12/01/37	2,000	2,591,858
		18,235,431

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(b)	3,305	3,540,485

California — 10.9%
California Community Choice Financing Authority, RB, Series B-1, 4.00%, 02/01/52(a)	4,465	5,091,573
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/36	350	350,558
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49	2,315	3,367,730

Security	Par (000)	Value

California (continued)
California Health Facilities Financing Authority, Refunding RB
5.00%, 08/01/50	$1,000	$1,187,740
Series A, 5.00%, 07/01/23(c)	1,765	1,858,887
Series A, 4.00%, 03/01/39	890	960,506
Series A, 4.00%, 04/01/45	1,220	1,331,079
Series A, 4.00%, 08/15/48	1,680	1,888,396
California Housing Finance Agency, RB, M/F Housing
Class A, 3.25%, 08/20/36	2,626	2,765,455
Class A, (FHLMC COLL), 3.75%, 03/25/35	4,975	5,549,162
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	780	836,884
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	205	214,290
Series A, 5.25%, 08/15/49	510	532,264
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(b)	2,130	2,181,097
California School Finance Authority, Refunding RB, Series A, 5.00%, 07/01/51(b)	1,700	1,845,314
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	2,015	2,137,897
Series I, 5.50%, 11/01/31	3,100	3,315,568
Series I, 5.50%, 11/01/33	1,500	1,603,366
Series I, 5.00%, 11/01/38	1,065	1,128,169
California Statewide Communities Development Authority, Refunding RB(b)
Series A, 5.00%, 06/01/36	990	1,100,114
Series A, 5.00%, 06/01/46	1,220	1,332,851
City of Los Angeles Department of Airports, ARB
AMT, 4.00%, 05/15/39.	435	488,344
AMT, 4.00%, 05/15/40	470	526,842
AMT, 4.00%, 05/15/41	550	616,078
City of Los Angeles Department of Airports, Refunding ARB
Series A, AMT, 5.00%, 05/15/38	315	380,849
Series A, AMT, 5.00%, 05/15/39	340	410,434
Series A, AMT, 5.00%, 05/15/46	1,270	1,515,092
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(b)	525	447,998
CSCDA Community Improvement Authority, RB, M/F Housing(b)
Class 2, 4.00%, 06/01/58	1,745	1,632,678
Senior Lien, 3.13%, 06/01/57	1,670	1,390,530
Class 2, Senior Lien, 4.00%, 12/01/58	755	716,373
Golden State Tobacco Securitization Corp., Refunding RB(c)
Series A-1, 5.00%, 06/01/22	620	626,896
Series A-1, 5.25%, 06/01/22	590	596,968
Series A-2, 5.00%, 06/01/22	4,725	4,777,873
Kern Community College District, GO, Series C, 5.50%, 11/01/23(c)	2,155	2,312,888
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series J, 5.25%, 05/15/23(c)	3,905	4,105,510
Series J, 5.25%, 05/15/38	1,110	1,159,789
Riverside County Public Financing Authority, RB, 5.25%, 11/01/25(c)	2,000	2,278,738

22	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Riverside County Transportation Commission, Refunding RB
2nd Lien, 4.00%, 06/01/47	$715	$793,950
Senior Lien, 4.00%, 06/01/40	1,685	1,913,557
Senior Lien, 3.00%, 06/01/49	490	477,995
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28	720	753,176
Series A, AMT, 5.25%, 05/01/33	560	583,388
San Marcos Unified School District, GO, CAB(d)
Series B, Election 2010, 0.00%, 08/01/33	3,000	2,301,741
Series B, Election 2010, 0.00%, 08/01/43	2,500	1,392,390
State of California, Refunding GO, 3.00%, 12/01/46	550	555,315
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(c)	490	530,074
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	830	907,043

		74,771,409

Colorado — 2.0%
Arapahoe County School District No.6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	1,915	2,366,894
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(b)	250	259,661
City & County of Denver Colorado Airport System Revenue, ARB
Series B, 5.25%, 11/15/32	1,750	1,862,226
Series A, AMT, 5.50%, 11/15/28	500	534,382
Series A, AMT, 5.50%, 11/15/30	225	240,253
Series A, AMT, 5.50%, 11/15/31	270	288,177
City & County of Denver Colorado, RB, CAB, Series A-2, 0.00%, 08/01/38(d)	1,835	1,027,530
Colorado Educational & Cultural Facilities Authority, RB, 5.00%, 03/01/50(b)	320	343,859
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59(b)	425	455,070
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	1,945	2,114,787
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,325	1,465,434
Denver International Business Center Metropolitan District No.1, GO, Series A, 4.00%, 12/01/48	495	505,084
Haskins Station Metropolitan District, GO, Series A, 5.00%, 12/01/39	650	667,352
State of Colorado, COP, Series O, 4.00%, 03/15/44	1,405	1,544,144

		13,674,853

Connecticut — 0.7%
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36	365	419,183
Series A, 4.00%, 05/01/39	230	260,746
State of Connecticut, GO, Series A, 4.00%, 01/15/38	3,435	3,868,882

		4,548,811

Delaware — 0.2%
Delaware Transportation Authority, RB, 5.00%, 06/01/55	1,260	1,378,305

District of Columbia — 3.2%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-1, (FHA), 2.55%, 03/01/42	1,120	1,042,767

Security	Par (000)	Value

District of Columbia (continued)
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	$11,500	$11,839,733
District of Columbia, Refunding RB 5.00%, 04/01/35	465	531,296
Series A, 6.00%, 07/01/23(c)	820	873,933
Catholic Health Services, 5.00%, 10/01/48	2,525	2,945,935
District of Columbia, TA, 5.13%, 06/01/41	690	691,978
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series A, 5.00%, 10/01/53	2,195	2,202,805
Series B, Subordinate, 4.00%, 10/01/49	1,995	2,188,340

		22,316,787

Florida — 5.6%
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	215	252,894
Series A-1, 5.00%, 10/01/33	240	281,776
Series A-1, 5.00%, 10/01/34	240	281,225
Series A-1, 5.00%, 10/01/35	80	93,546
Capital Trust Agency, Inc., RB
Series A, 5.00%, 06/01/45(b)	190	195,699
Series A, 5.00%, 12/15/49	140	148,573
Series A, 5.00%, 12/15/54	125	132,232
Celebration Pointe Community Development District, SAB(b)
5.00%, 05/01/32	215	232,334
5.00%, 05/01/48	530	562,584
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,450	1,551,033
County of Broward Florida Airport System Revenue, ARB
Series A, AMT, 5.00%, 10/01/45	575	626,234
Series A, AMT, 4.00%, 10/01/49	330	357,489
County of Miami-Dade Florida Aviation Revenue, Refunding RB
Series A, 4.00%, 10/01/37	355	399,284
Series A, 4.00%, 10/01/38	355	397,782
Series A, 4.00%, 10/01/39	265	296,006
Series A, AMT, 5.00%, 10/01/22(c)	2,165	2,217,579
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series B, 5.25%, 10/01/23(c)	500	532,092
County of Miami-Dade Seaport Department, ARB(c)
Series A, 5.50%, 10/01/23	2,125	2,269,846
Series A, 6.00%, 10/01/23	7,515	8,085,930
Series B, AMT, 6.00%, 10/01/23	1,775	1,908,060
Series B, AMT, 6.25%, 10/01/23	310	334,354
County of Miami-Dade Seaport Department, Refunding RB, Series D, AMT, 6.00%, 10/01/23(c)	735	789,875
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/46	1,665	716,874
Series A-2, 0.00%, 10/01/47	1,610	667,409
Series A-2, 0.00%, 10/01/48	1,135	452,887
Series A-2, 0.00%, 10/01/49	935	359,316
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	240	268,953
Series A, 5.00%, 06/15/50	795	877,223
Series A, 5.00%, 06/15/55	475	521,612
AMT, 5.00%, 05/01/29(b)	180	189,603
Series A, AMT, 5.00%, 08/01/29(a)(b)	100	101,405

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(b)	$105	$111,981
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/23(c)	1,170	1,242,007
Jacksonville Port Authority, Refunding ARB, AMT, 5.00%, 11/01/22(c)	1,665	1,711,144
Lakewood Ranch Stewardship District, SAB
5.25%, 05/01/37	180	194,861
5.38%, 05/01/47	185	199,253
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	25	25,085
Miami Beach Health Facilities Authority, RB, 3.00%, 11/15/51	525	488,031
Orange County Health Facilities Authority, Refunding RB, 5.00%, 08/01/41	1,000	1,076,390
Osceola Chain Lakes Community Development District, SAB
4.00%, 05/01/40	270	278,861
4.00%, 05/01/50	260	265,191
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(c)	1,585	1,667,225
Sarasota County Florida Utility System Revenue, RB, Series A, 5.00%, 10/01/50	715	876,170
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(e)(f)	1,670	1,057,991
Village Community Development District No.10, SAB, 5.13%, 05/01/43	665	674,684
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	1,930	2,295,063

		38,265,646

Georgia — 4.0%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 02/15/25(c)	715	801,058
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 2.50%, 06/01/50	795	740,450
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	540	699,301
Series A, 5.00%, 05/15/36	540	707,977
Series A, 5.00%, 05/15/37	595	788,683
Series A, 5.00%, 05/15/38	325	435,015
Series A, 5.00%, 05/15/49	7,195	9,678,326
Series C, 4.00%, 05/01/52(a)	3,910	4,361,558
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	3,585	3,863,400
4.00%, 01/01/59	3,525	3,741,424
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 4.00%, 01/01/49	1,360	1,456,162

		27,273,354

Hawaii — 0.3%
State of Hawaii Airports System Revenue, ARB
AMT, 5.25%, 08/01/25	250	263,632
AMT, 5.25%, 08/01/26	810	853,349
Series A, AMT, 5.00%, 07/01/45	1,000	1,087,386

		2,204,367

Security	Par (000)	Value

Idaho — 0.6%
Idaho Health Facilities Authority, RB 4.00%, 12/01/43	$605	$678,240
Series 2017, 5.00%, 12/01/46	805	940,923
Idaho Health Facilities Authority, Refunding RB, 3.00%, 03/01/51	2,845	2,769,152

		4,388,315

Illinois — 9.9%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/36	405	467,178
Series A, 5.00%, 12/01/38	200	230,045
Series A, 5.00%, 12/01/39	100	114,698
Series A, 5.00%, 12/01/40	310	354,846
Series A, 5.00%, 12/01/47	210	239,207
Series C, 5.25%, 12/01/35	2,790	2,986,787
Series D, 5.00%, 12/01/46	3,605	3,812,425
Series H, 5.00%, 12/01/36	495	554,694
Series H, 5.00%, 12/01/46	215	234,959
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,215	1,331,779
Series D, 5.00%, 12/01/27	1,600	1,815,134
Series D, 5.00%, 12/01/31	150	168,909
Series F, 5.00%, 12/01/22	880	901,349
Series F, 5.00%, 12/01/23	290	304,686
Series G, 5.00%, 12/01/34	710	798,226
Series G, 5.00%, 12/01/44	150	165,282
Chicago Midway International Airport, Refunding ARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/41	1,010	1,064,811
Chicago O’Hare International Airport, Refunding RB, Series A, Senior Lien, 4.00%, 01/01/37	1,035	1,156,358
City of Chicago Illinois Wastewater Transmission Revenue, RB, 2nd Lien, 5.00%, 01/01/42	1,375	1,378,337
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien, 5.00%, 11/01/42	500	511,916
Cook County Community College District No. 508, GO 5.50%, 12/01/38	2,670	2,820,810
5.25%, 12/01/43	3,850	4,033,322
Illinois Finance Authority, RB, Series A, 5.00%, 02/15/37	480	537,432
Illinois Finance Authority, Refunding RB
Series A, 4.00%, 05/15/50	600	646,710
Series C, 5.00%, 02/15/41	1,600	1,834,696
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/45	1,420	1,712,724
Series A, 4.00%, 01/01/46	2,110	2,379,865
Series C, 5.00%, 01/01/37	3,005	3,291,716
Metropolitan Pier & Exposition Authority, RB
Series A, 5.50%, 06/15/53	280	303,568
Series A, 5.00%, 06/15/57	2,745	2,972,733
Metropolitan Pier & Exposition Authority, RB, CAB, (BAM-TCRS), 0.00%, 12/15/56(d)	2,165	612,268
Metropolitan Pier & Exposition Authority, Refunding RB 4.00%, 06/15/50	2,705	2,811,996
Series B, (AGM), 0.00%, 06/15/44(d)	2,980	1,328,219
Metropolitan Pier & Exposition Authority, Refunding RB, CAB(d)
Series B, (AGM), 0.00%, 06/15/43	5,700	2,648,026
Series B, 0.00%, 12/15/54	3,020	817,943

24	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO
5.25%, 02/01/31	$730	$776,163
5.25%, 02/01/32	2,500	2,658,092
5.50%, 07/01/33	3,000	3,149,010
5.00%, 03/01/37	455	456,279
5.50%, 07/01/38	620	650,795
5.00%, 02/01/39	1,640	1,736,037
Series A, 5.00%, 04/01/35	3,500	3,626,311
Series A, 5.00%, 04/01/38	5,020	5,201,167
Series C, 4.00%, 11/01/43	440	464,879
Series D, 5.00%, 11/01/28	505	578,309
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	180	205,856
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,360	1,448,773

		68,295,325

Indiana — 2.0%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34.	1,090	1,190,061
AMT, 7.00%, 01/01/44	4,625	5,038,105
Indiana Finance Authority, RB(c)
Series A, AMT, 5.00%, 07/01/23	3,075	3,226,289
Series A, AMT, 5.25%, 07/01/23	560	589,503
Indiana Finance Authority, Refunding RB, 4.75%, 03/01/22(c)	2,030	2,030,000
Indianapolis Local Public Improvement Bond Bank, RB,
Series A, 5.00%, 01/15/40	1,780	1,835,434

		13,909,392

Iowa — 1.3%
Iowa Finance Authority, Refunding RB 5.25%, 12/01/25	1,270	1,349,523
Series B, 5.25%, 12/01/50(a)	4,855	5,192,549
Iowa Student Loan Liquidity Corp., Refunding RB,
Series B, AMT, 3.00%, 12/01/39	2,425	2,428,880

		8,970,952

Kansas — 0.1%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	475	502,257

Kentucky — 3.5%
Kentucky Economic Development Finance Authority, RB, Series A, Catholic Health Services, 5.25%, 01/01/23(c)	1,385	1,433,824
Kentucky Economic Development Finance Authority, Refunding RB, Series B, (NPFGC), 0.00%, 10/01/24(d)	5,000	4,810,235
Kentucky Public Energy Authority, RB(a)
Series A-1, 4.00%, 08/01/52(g)	2,790	3,114,343
Series C, RB, 4.00%, 02/01/50	11,500	12,654,554
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 0.00%, 07/01/43(h) .	1,655	1,962,297

		23,975,253

Louisiana — 0.8%
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29	1,000	1,074,149
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/31	435	435,879
Series A, 5.25%, 05/15/32	1,540	1,551,592

Security	Par (000)	Value

Louisiana (continued)
Tobacco Settlement Financing Corp., Refunding RB (continued)
Series A, 5.25%, 05/15/33	$1,675	$1,687,492
Series A, 5.25%, 05/15/35	955	996,074

		5,745,186

Maryland — 0.1%
City of Baltimore Maryland, Refunding RB, Series A, 4.50%, 09/01/33	135	146,657
Maryland Health & Higher Educational Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	455	526,810

		673,467

Massachusetts — 0.8%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	1,975	2,201,924
Massachusetts Development Finance Agency, Refunding RB
5.00%, 01/01/41	525	566,217
5.00%, 01/01/45	375	402,505
Series A, 4.00%, 07/01/44	685	740,166
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	1,220	1,458,708

		5,369,520

Michigan — 2.1%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(c)	6,750	6,853,673
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36.	5	5,019
Grand Traverse County Hospital Finance Authority, RB, Series A, 5.00%, 07/01/44	1,110	1,287,869
Michigan Finance Authority, RB, Series C-1, Senior Lien, 5.00%, 07/01/22(c)	275	279,109
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	895	978,640
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 2.70%, 10/01/56	1,890	1,738,377
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	1,100	1,309,543
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,680	1,879,115

		14,331,345

Minnesota — 2.1%
City of Minneapolis Minnesota, Refunding RB, Series A, 5.00%, 11/15/49	1,790	2,094,885
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	7,760	8,434,802
Series A, 5.25%, 02/15/53	2,230	2,587,096
Series A, 5.25%, 02/15/58	1,435	1,664,685

		14,781,468

Mississippi — 0.2%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	1,190	1,294,388
Mississippi State University Educational Building Corp., Refunding RB, 5.25%, 08/01/23(c)	260	275,591

		1,569,979

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri — 1.6%
370/Missouri Bottom Road/Taussig Road Transportation Development District, RB, 7.20%, 05/01/33(e)(f)	$6,000	$2,130,000
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	3,180	3,544,877
Health & Educational Facilities Authority of the State of Missouri, Refunding RB 5.50%, 05/01/43	345	362,561
Series A, 4.00%, 07/01/40	1,830	2,085,636
Series A, 4.00%, 07/01/46	655	730,880
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	975	1,055,259
Missouri Housing Development Commission, RB, S/F Housing
(FHLMC, FNMA, GNMA), 2.35%, 11/01/46	435	406,488
(FHLMC, FNMA, GNMA), 2.40%, 11/01/51	450	404,817
St Louis County Industrial Development Authority, Refunding RB, 5.00%, 09/01/37	500	550,833

		11,271,351

Montana — 0.6%
City of Kalispell Montana, Refunding RB, Series A, 5.25%, 05/15/37	125	134,836
Montana State Board of Regents Refunding RB
Series G, 3.00%, 11/15/43	1,020	1,049,713
Series G, 4.00%, 11/15/46	2,750	3,126,849

		4,311,398

Nebraska — 0.5%
Central Plains Energy Project, RB
5.25%, 09/01/37	1,155	1,179,418
5.00%, 09/01/42	2,025	2,064,498

		3,243,916

New Hampshire(b) — 0.6%
New Hampshire Business Finance Authority, Refunding RB
Series A, 3.63%, 07/01/43(a)	170	171,946
Series B, 4.63%, 11/01/42	2,350	2,421,548
Series B, AMT, 3.75%, 07/01/45(a)	270	273,749
Series C, AMT, 4.88%, 11/01/42	1,260	1,302,448

		4,169,691

New Jersey — 13.5%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	2,390	2,556,648
5.25%, 11/01/44	2,250	2,397,879
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	1,830	2,043,182
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(e)(f)	645	12,900
New Jersey Economic Development Authority, RB
4.00%, 11/01/38	560	604,915
4.00%, 11/01/39	450	485,379
5.00%, 06/15/49	2,535	2,941,125
Series EEE, 5.00%, 06/15/43	3,710	4,256,405
Series EEE, 5.00%, 06/15/48	4,020	4,586,458
AMT, 5.13%, 09/15/23	1,705	1,750,438
AMT, (AGM), 5.00%, 01/01/31	530	565,316
AMT, 5.38%, 01/01/43	1,500	1,589,284

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	$1,570	$1,770,305
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 12/15/26(c)	775	918,973
New Jersey Economic Development Authority, Refunding SAB
6.50%, 04/01/28	7,475	8,089,931
5.75%, 04/01/31	705	735,180
New Jersey Health Care Facilities Financing Authority, RB, 3.00%, 07/01/51	4,980	4,886,984
New Jersey Higher Education Student Assistance Authority, Refunding RB, Sub-Series C, AMT, 3.63%, 12/01/49	665	645,449
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series A, (HUD SECT 8), 2.30%, 11/01/40	1,150	1,059,615
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.00%, 06/15/28	500	568,799
Series AA, 5.50%, 06/15/39	3,845	4,026,372
Series AA, 5.00%, 06/15/44	2,085	2,176,751
Series AA, 4.00%, 06/15/45	855	911,743
Series AA, 5.00%, 06/15/45	415	449,623
Series BB, 4.00%, 06/15/50	1,645	1,774,355
Series BB, 5.00%, 06/15/50	5,395	6,162,827
Series S, 5.25%, 06/15/43	1,145	1,343,050
Series S, 5.00%, 06/15/46	2,930	3,338,723
New Jersey Turnpike Authority, RB
Series A, 5.00%, 07/01/22(c)	770	781,204
Series A, 4.00%, 01/01/42	800	900,233
Series A, 4.00%, 01/01/48	1,190	1,296,801
Series E, 5.00%, 01/01/45	2,810	3,048,339
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(c)	735	769,327
State of New Jersey, GO
Series A, 4.00%, 06/01/31	620	721,524
Series A, 3.00%, 06/01/32	1,430	1,518,042
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,605	1,843,944
Series A, 5.25%, 06/01/46	4,415	5,030,588
Sub-Series B, 5.00%, 06/01/46	12,780	14,204,344

		92,762,955

New Mexico — 0.0%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44.	100	109,277

New York — 15.7%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	500	546,063
City of New York, GO
Series A-1, 5.00%, 08/01/47	4,530	5,566,088
Series C, 5.00%, 08/01/42	1,870	2,264,319
Series D-1, 4.00%, 03/01/44	515	573,245
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	3,305	3,547,445
Series B, 5.25%, 11/15/39	910	975,897
Series C, 4.00%, 11/15/33	100	103,114
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/22	400	411,021
Series C-1, 5.00%, 11/15/25	100	112,128
Series C-1, 5.00%, 11/15/26	65	74,087

26	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, Refunding RB (continued)
Series C-1, 4.75%, 11/15/45	$6,795	$7,721,199
Series C-1, 5.00%, 11/15/50	575	661,189
Series C-1, 5.25%, 11/15/55	845	987,522
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/46	1,090	1,181,056
Series A, 4.00%, 07/01/50	1,175	1,304,040
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	3,375	3,167,532
Series C-1A, 4.20%, 11/01/44	3,000	3,037,248
Series H, 2.55%, 11/01/45	925	840,492
New York City Housing Development Corp., Refunding RB, M/F Housing, Series D-1-B, (FHA), 2.50%, 11/01/55.	1,500	1,255,815
New York City Industrial Development Agency, Refunding RB
(AGM), 3.00%, 03/01/49	2,060	2,006,333
3.00%, 03/01/49	1,645	1,548,927
Series A, Class A, (AGM), 3.00%, 01/01/37	235	238,961
Series A, Class A, (AGM), 3.00%, 01/01/39	235	237,231
Series A, Class A, (AGM), 3.00%, 01/01/40	165	166,522
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series B-1, 4.00%, 11/01/45	5,000	5,526,060
Sub-Series E-1, 5.00%, 02/01/42	3,450	3,459,919
Series C, Subordinate, 4.00%, 05/01/45	1,200	1,333,133
Sub-Series C-1, Subordinate, 4.00%, 05/01/40	480	538,789
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	3,400	3,523,678
New York Liberty Development Corp., Refunding RB
Series 1, Class 1, 5.00%, 11/15/44(b)	6,110	6,549,254
Series 2, Class 2, 5.15%, 11/15/34(b)	470	513,598
Series 2, Class 2, 5.38%, 11/15/40(b)	1,175	1,287,666
Series A, 2.88%, 11/15/46	5,210	4,953,329
Series-A, 3.00%, 11/15/51	1,190	1,145,464
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,225	1,350,678
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/45	1,530	1,790,821
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	1,945	2,313,404
New York State Housing Finance Agency RB, M/F Housing, Series G, (SONYMA), 2.60%, 11/01/46	2,205	1,951,890
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/45	3,110	3,389,381
New York State Urban Development Corp., RB Series A, 4.00%, 03/15/49	8,750	9,644,828
Series A, 3.00%, 03/15/50	1,420	1,422,188
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	1,600	1,711,336
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	640	764,044
AMT, 5.00%, 10/01/40	1,825	2,136,825
AMT, 4.00%, 04/30/53	425	461,424
Port Authority of New York & New Jersey, ARB 4.00%, 09/01/45	2,500	2,757,328

Security	Par (000)	Value

New York (continued)
Port Authority of New York & New Jersey,
ARB (continued)
4.00%, 09/01/49	$1,500	$1,638,500
Port Authority of New York & New Jersey, Refunding ARB, Series 223, AMT, 4.00%, 07/15/40	1,350	1,503,575
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 2.60%, 10/01/44	2,145	2,010,393
Triborough Bridge & Tunnel Authority, RB
Series A, 4.00%, 11/15/54	1,085	1,210,250
Series A, 5.00%, 11/15/54	935	1,126,655
Series A, 5.00%, 11/15/56	1,640	1,990,120
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	1,000	1,064,389
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	240	254,815

		107,851,208

North Carolina — 0.7%
County of Union North Carolina Enterprise System Revenue, RB, 3.00%, 06/01/51	2,255	2,311,411
North Carolina Medical Care Commission, RB
Series A, 4.00%, 10/01/40	125	135,871
Series A, 5.00%, 10/01/40	190	221,038
Series A, 4.00%, 10/01/45	565	609,000
Series A, 5.00%, 10/01/45	340	392,440
Series A, 4.00%, 10/01/50	145	156,696
Series A, 5.00%, 10/01/50	380	434,006
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	590	809,239

		5,069,701

North Dakota — 0.2%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	1,035	1,196,985

Ohio — 3.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	315	346,845
Series A-2, Class 1, 4.00%, 06/01/38	315	346,493
Series A-2, Class 1, 4.00%, 06/01/39	315	346,371
Series A-2, Class 1, 4.00%, 06/01/48	825	866,108
Series B-2, Class 2, 5.00%, 06/01/55	8,295	9,008,594
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A, 4.00%, 11/01/44	450	466,473
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	435	497,758
Series A, 6.13%, 07/01/22(c)	920	936,192
Series A, 4.00%, 12/01/49	555	613,335
County of Hamilton Ohio, Refunding RB
4.00%, 08/15/50	2,415	2,670,671
Series A, 3.75%, 08/15/50	1,155	1,241,876
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	960	1,050,423
Ohio Turnpike & Infrastructure Commission, Refunding RB, Series A-1, Junior Lien, 5.25%, 02/15/31	2,885	3,002,076
State of Ohio, RB, AMT, 5.00%, 06/30/53	870	935,847

		22,329,062

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oklahoma — 1.4%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/37	$400	$442,750
Oklahoma Development Finance Authority, RB, Series B, 5.25%, 08/15/48.	2,225	2,612,168
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	2,230	2,449,686
Series C, 4.00%, 01/01/42	2,120	2,311,538
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45	1,435	1,575,769

		9,391,911

Oregon — 0.6%
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(d)	1,445	790,156
Multnomah & Clackamas Counties School District No.10JT Gresham-Barlow, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(d)	470	281,927
Oregon State Facilities Authority, RB, (AGM), 5.00%, 07/01/22(c)	715	725,510
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	1,980	2,314,638

		4,112,231

Pennsylvania — 4.1%
Allentown Neighborhood Improvement Zone Development Authority, RB(b) 5.00%, 05/01/42	420	467,509
Subordinate, 5.00%, 05/01/28	80	91,833
Subordinate, 5.13%, 05/01/32	100	115,569
Subordinate, 5.38%, 05/01/42	145	165,995
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	2,500	2,515,165
Bristol Township School District, GO, (SAW), 5.25%, 06/01/23(c)	1,530	1,611,220
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	885	897,840
Montgomery County Higher Education and Health Authority, Refunding RB
Class B, 4.00%, 05/01/56	6,530	7,090,862
Series A, 5.00%, 09/01/43	1,350	1,552,662
Series A, 4.00%, 09/01/49	615	654,056
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	3,680	4,025,044
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	480	501,492
Pennsylvania Higher Educational Facilities Authority, RB
4.00%, 08/15/44	1,150	1,277,464
4.00%, 08/15/49	2,545	2,801,666
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/44	1,535	1,665,375
Series A, 4.00%, 12/01/45	2,500	2,745,377

		28,179,129

Puerto Rico — 6.1%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	715	732,911
5.63%, 05/15/43	1,755	1,787,382

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 5.00%, 07/01/33	$4,655	$4,720,649
Series A, Senior Lien, 5.13%, 07/01/37	1,335	1,354,137
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	5,224	5,759,147
Series A-1, Restructured, 5.00%, 07/01/58	15,367	17,144,608
Series A-2, Restructured, 4.33%, 07/01/40	2,333	2,559,996
Series A-2, Restructured, 4.78%, 07/01/58	3,256	3,592,260
Series B-1, Restructured, 4.75%, 07/01/53	164	180,820
Series B-2, Restructured, 4.78%, 07/01/58	159	175,330
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	12,023	3,909,820

		41,917,060

Rhode Island — 2.2%
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37.	285	287,864
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,690	1,840,440
Series A, 5.00%, 06/01/40	950	1,026,142
Series B, 4.50%, 06/01/45	6,550	6,922,603
Series B, 5.00%, 06/01/50	4,880	5,284,152

		15,361,201

South Carolina — 5.3%
Charleston County Airport District, ARB
Series A, AMT, 5.50%, 07/01/26	1,810	1,908,621
Series A, AMT, 6.00%, 07/01/38	1,155	1,219,937
Series A, AMT, 5.50%, 07/01/41	1,000	1,048,598
County of Charleston South Carolina, ARB, 5.25%, 12/01/23(c)	3,295	3,534,085
South Carolina Jobs-Economic Development Authority, RB(b)
5.00%, 01/01/40	385	400,821
5.00%, 01/01/55	335	341,850
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/38	2,710	3,024,897
Series A, 5.00%, 05/01/43	2,430	2,822,187
Series A, 5.00%, 05/01/48	4,620	5,338,715
South Carolina Ports Authority, ARB, AMT, 5.25%, 07/01/25(c)	1,085	1,221,670
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	4,810	5,191,385
Series E, 5.50%, 12/01/53	2,040	2,167,706
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	1,755	1,900,697
Series A, 5.00%, 12/01/55	465	503,587
Series C, 5.00%, 12/01/46	1,795	1,927,652
Series E, 5.25%, 12/01/55	3,750	4,172,325

		36,724,733

South Dakota — 0.2%
South Dakota Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 09/01/50	1,295	1,428,293

28	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee — 2.6%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, Catholic Health Services, 5.25%, 01/01/23(c)	$1,910	$1,980,806
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	170	183,643
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/45	1,760	2,080,853
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	740	830,577
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
Series A, 4.00%, 10/01/49	445	465,859
Series A, 5.25%, 10/01/58	3,840	4,371,118
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	6,475	7,788,007

		17,700,863

Texas — 6.7%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	380	336,813
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50	2,390	2,653,552
Central Texas Regional Mobility Authority, Refunding RB, Sub Lien, 5.00%, 01/01/23(c)	505	522,307
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/39.	665	708,808
City of Beaumont Texas, GO, 5.25%, 03/01/23(c)	2,070	2,158,995
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	150	150,464
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	100	113,388
City of Houston Texas Airport System Revenue, Refunding RB AMT, 5.00%, 07/01/29.	595	626,720
Series A, AMT, 5.00%, 07/01/27	100	113,285
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48 .	1,260	1,485,419
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	230	243,214
Dallas Fort Worth International Airport, Refunding RB, Series E, AMT, 5.50%, 11/01/27	2,500	2,669,700
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(c)	630	662,201
Harris County-Houston Sports Authority, Refunding RB(d)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24(c)	2,300	1,093,199
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/36	13,075	5,936,246
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A, Senior Lien, (AGM NPFGC), 0.00%, 11/15/38(d)	4,750	2,218,706
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	730	764,277
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/37(d)	10,540	5,579,043
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	180	188,667

Security	Par (000)	Value

Texas (continued)
North Texas Tollway Authority, RB, CAB, Series B, 0.00%, 09/01/31(c)(d)	$640	$330,736
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49.	3,185	3,475,482
Red River Education Finance Corp., RB, 5.25%, 03/15/23(c)	940	981,554
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	1,370	1,615,315
Tarrant County Cultural Education Facilities Finance Corp., RB
4.00%, 10/01/42	510	578,262
Series B, 5.00%, 07/01/48	4,955	5,808,489
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	95	99,149
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/55	975	1,058,545
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	1,715	1,938,756
Texas Transportation Commission, RB, CAB(d)
0.00%, 08/01/40	500	235,619
0.00%, 08/01/41	2,000	891,790
0.00%, 08/01/42	2,345	990,791

		46,229,492

Utah — 0.6%
County of Utah, RB
Series A, 4.00%, 05/15/43	240	270,439
Series A, 3.00%, 05/15/50	1,085	1,110,360
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	995	1,117,740
Series A, AMT, 5.00%, 07/01/48	955	1,090,033
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/39(b)	100	105,324
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40(b)	135	150,340

		3,844,236

Vermont — 0.7%
Vermont Educational & Health Buildings Financing Agency, Refunding RB
5.00%, 11/01/49	1,915	2,307,079
4.00%, 11/01/50	1,725	1,939,421
Vermont Student Assistance Corp., RB, Series A, AMT, 3.38%, 06/15/36	345	343,872

		4,590,372

Virginia — 1.5%
Ballston Quarter Community Development Authority, TA
Series A, 5.00%, 03/01/26	370	361,011
Series A, 5.13%, 03/01/31	790	720,328
Front Royal & Warren County Industrial Development Authority, RB, 4.00%, 01/01/50	865	926,559
Henrico County Economic Development Authority, Refunding RB, 4.00%, 10/01/45	305	327,928
Lynchburg Economic Development Authority, Refunding RB, 4.00%, 01/01/55	365	403,195
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,010	1,017,352

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Virginia Housing Development Authority, RB, M/F Housing, Series 1, (FHLMC, FNMA, GNMA), 2.55%, 11/01/50	$1,520	$1,347,357
Virginia Small Business Financing Authority, Refunding RB
AMT, Senior Lien, 5.25%, 01/01/32	2,005	2,034,796
AMT, Senior Lien, 6.00%, 01/01/37	3,440	3,491,744

		10,630,270

Washington — 3.1%
Grant County Public Utility District No.2 Priest Rapids Hydroelectric Project, Refunding RB, Series A, 5.00%, 01/01/26(c)	2,335	2,654,442
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,615	1,823,703
Series C, AMT, 5.00%, 04/01/40	1,050	1,132,567
Port of Seattle Washington, Refunding ARB, Series C, AMT, Intermediate Lien, 5.00%, 08/01/46	6,320	7,544,045
Washington Health Care Facilities Authority, RB, Series A, Catholic Health Services, 5.75%, 01/01/23(c)	3,160	3,288,789
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	375	407,920
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	1,959	2,054,352
Washington State Housing Finance Commission, Refunding RB(b)
5.00%, 01/01/43	1,000	1,116,948
5.00%, 01/01/48	1,405	1,561,230

		21,583,996

West Virginia — 0.1%
City of Martinsburg West Verginia, RB, M/F Housing, Series A-1, 4.63%, 12/01/43	570	610,621

Wisconsin — 1.4%
Public Finance Authority, RB
Series A, 5.00%, 11/15/41	205	241,270
Series A, 5.00%, 07/01/55(b)	120	126,965
Series A-1, 4.50%, 01/01/35(b)	210	219,157
AMT, 4.00%, 09/30/51	1,835	1,931,191
AMT, 4.00%, 03/31/56	1,925	2,007,929
Public Finance Authority, Refunding RB(b)
5.25%, 05/15/52	735	787,776
5.00%, 09/01/54	115	121,087
Wisconsin Health & Educational Facilities Authority, RB, 4.00%, 08/15/46	3,280	3,657,344
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.70%, 07/01/47	660	696,604

		9,789,323

Total Municipal Bonds — 129.0% (Cost: $847,885,557)		888,849,463

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 3.6%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42(j)	3,358	3,647,346

Security	Par (000)	Value

California (continued)
City of Los Angeles Department of Airports, ARB, Series B, AMT, 5.00%, 05/15/46	$4,050	$4,487,262
Fremont Union High School District, Refunding GO, Series A, 4.00%, 08/01/46	1,839	2,004,433
Sacramento Area Flood Control Agency, Refunding SAB
5.00%, 10/01/47	3,344	3,832,018
Series A, 5.00%, 10/01/43	4,725	5,418,753
San Diego County Regional Airport Authority, ARB(j)
Series B, AMT, Subordinate, 4.00%, 07/01/56	1,441	1,567,964
Series B, AMT, Subordinate, 5.00%, 07/01/56	3,436	4,047,873

		25,005,649

Colorado — 1.2%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(j)	2,463	2,867,352
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49(j)	3,920	4,221,173
County of Adams Colorado, Refunding COP, 4.00%, 12/01/45	1,180	1,243,755

		8,332,280

Connecticut — 0.2%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	1,216	1,365,397

District of Columbia — 1.5%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	2,361	2,522,336
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	6,986	7,624,576

		10,146,912

Florida — 0.9%
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45(j)	5,672	6,167,811

Georgia — 0.9%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	4,396	4,740,587
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.60%, 12/01/44	1,582	1,639,805

		6,380,392

Idaho — 0.7%
Idaho State Building Authority, RB, Series A, 4.00%, 09/01/48.	4,800	5,201,748

Illinois — 0.9%
Illinois Finance Authority, Refunding RB, Series C, 4.00%, 02/15/41	1,544	1,674,715
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	4,244	4,647,666

		6,322,381

Iowa — 0.4%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	2,730	2,872,659

Massachusetts — 1.7%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	2,238	2,361,409

30	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	$4,979	$5,623,275
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A-1, (FHA), 3.10%, 06/01/60	2,643	2,540,964
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	1,273	1,320,186

		11,845,834

Michigan — 1.5%
Michigan Finance Authority, RB, 4.00%, 02/15/47	4,376	4,820,306
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.15%, 10/01/53	5,000	5,268,669

		10,088,975

New Jersey — 0.3%
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series C, AMT, 4.25%, 12/01/50.	1,804	1,873,345

New York — 6.0%
City of New York, GO, Sub-Series-D1, Series D, 5.00%, 12/01/43(j)	2,380	2,812,600
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38.	5,270	5,565,990
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series C, Subordinate, 3.00%, 05/01/46	3,020	3,036,565
New York City Water & Sewer System, Refunding RB, Series FF, 5.00%, 06/15/45	2,499	2,524,629
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,459	1,608,275
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	6,576	7,233,412
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	3,164	3,436,445
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/46	7,217	7,907,089
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	2,817	3,029,350
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	3,600	4,027,954

		41,182,309

North Carolina — 0.7%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25	3,540	3,963,593
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B, (FHLMC, FNMA, GNMA), 4.00%, 01/01/48	1,206	1,287,383

		5,250,976

Pennsylvania — 3.1%
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(j)	7,498	8,240,433

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	$7,078	$8,195,987
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B-2, (AGM), 5.00%, 06/01/35	3,110	3,649,548
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,034	1,144,070

		21,230,038

Rhode Island — 1.1%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/43	1,695	1,723,125
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	5,571	6,155,519

		7,878,644

Texas — 3.3%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	4,322	4,392,929
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/43	3,440	3,568,067
Lower Colorado River Authority, Refunding, RB, 4.00%, 05/15/43	2,241	2,252,207
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	2,107	2,185,360
Series A, (GNMA), 3.75%, 09/01/49	1,493	1,549,116
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	7,600	8,596,151

		22,543,830

Virginia — 2.5%
Hampton Roads Transportation Accountability Commission, RB(j)
Series A, Senior Lien, 5.50%, 07/01/57	4,553	5,420,929
Series A, Senior Lien, 4.00%, 07/01/60	5,115	5,736,680
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	5,320	5,903,077

		17,060,686

West Virginia — 0.7%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(j)	4,222	4,582,937

Wisconsin — 1.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	3,072	3,270,308

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 4.10%, 11/01/43	$2,658	$2,827,895
Series A, 4.45%, 05/01/57	3,322	3,534,869

		9,633,072

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.6%

(Cost: $215,510,926)		224,965,875

Total Long-Term Investments — 161.6% (Cost: $1,063,396,483)		1,113,815,338

	Shares

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(k)(l)	3,555,847	3,555,847

Total Short-Term Securities — 0.5% (Cost: $3,556,037)		3,555,847

Total Investments — 162.1% (Cost: $1,066,952,520)		1,117,371,185

Other Assets Less Liabilities — 0.8%		5,423,681

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.0)%		(130,966,652)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (43.9)%		(302,693,355)

Net Assets Applicable to Common Shares — 100.0%		$689,134,859

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	When-issued security.
(h)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between April 1, 2025 to July 1, 2029, is $27,944,457. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Trust.
(l)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended February 28, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 02/28/22	Shares Held at 02/28/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$15,829,553	$—	$(12,271,934	)(a)	$(1,582)	$(190)	$3,555,847	3,555,847	$318	$—

(a) Represents net amount purchased (sold).

32	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock Municipal Income Trust II (BLE)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	180	06/21/22	$22,942	$(191,542)
U.S. Long Bond	152	06/21/22	23,869	(396,107)
5-Year U.S. Treasury Note	125	06/30/22	14,783	(103,519)

				$(691,168)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$691,168	$—	$691,168

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended February 28, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$3,760,488	$—	$3,760,488

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(349,960)	$—	$(349,960)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$78,245,040

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$888,849,463	$—	$888,849,463
Municipal Bonds Transferred to Tender Option Bond Trusts	—	224,965,875	—	224,965,875

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock Municipal Income Trust II (BLE)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$3,555,847	$—	$—	$3,555,847

	$3,555,847	$1,113,815,338	$—	$1,117,371,185

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(691,168)	$—	$—	$(691,168)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(130,922,743)	$—	$(130,922,743)
VMTP Shares at Liquidation Value	—	(302,700,000)	—	(302,700,000)

	$—	$(433,622,743)	$—	$(433,622,743)

See notes to financial statements.

34	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) February 28, 2022	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Arizona — 4.1%
Arizona Industrial Development Authority, RB(a)
4.38%, 07/01/39	$1,015	$1,081,360
Series A, 5.00%, 07/01/39	855	889,406
Series A, 5.00%, 07/01/49	965	996,515
Series A, 5.00%, 07/01/54	745	768,186
Industrial Development Authority of the County of Pima, Refunding RB(a)
5.00%, 06/15/47	1,480	1,494,372
5.00%, 06/15/52	825	857,135
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(a)	360	409,360
5.00%, 07/01/54(a)	820	905,301
Series A, 5.00%, 01/01/38	3,000	3,439,149
Salt River Project Agricultural Improvement & Power District, RB, 4.00%, 01/01/41.	10,000	11,365,980

		22,206,764

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(a)	2,395	2,565,646

California — 18.4%
California Community Choice Financing Authority, RB, Series B-1, 4.00%, 02/01/52(b)	4,390	5,006,049
California Community Housing Agency, RB, M/F Housing(a)
Series A, 5.00%, 04/01/49	370	396,538
Series A-2, 4.00%, 08/01/47	2,380	2,221,042
California State Public Works Board, RB
Series I, 5.50%, 11/01/30	4,500	4,814,739
Series I, 5.50%, 11/01/33	2,000	2,137,822
California State University, Refunding RB, Series A, 5.00%, 11/01/42	3,500	4,053,392
City of Los Angeles Department of Airports, ARB AMT, 5.00%, 05/15/45	8,500	10,312,328
Series A, AMT, 4.00%, 05/15/42	8,000	8,932,048
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(a)	240	204,799
CSCDA Community Improvement Authority, RB, M/F Housing(a)
Class 2, 4.00%, 06/01/58	1,955	1,829,161
Senior Lien, 3.13%, 06/01/57	1,320	1,099,102
Class 2, Senior Lien, 4.00%, 12/01/58	1,545	1,465,955
CSCDA Community Improvement Authority, RB, S/F Housing, 3.00%, 03/01/57(a)	760	629,715
Glendale Community College District/CA, GO, Series B, 4.00%, 08/01/50	6,750	7,519,500
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B, 0.00%, 06/01/66(c)	5,310	788,392
Manteca Financing Authority, RB, Series A, (AGC-ICC), 5.75%, 12/01/36	3,285	3,296,727
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J, 5.25%, 05/15/38	2,705	2,826,333
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.25%, 05/01/33	6,370	6,636,043
Series A, AMT, 5.00%, 05/01/38	3,040	3,577,356

Security	Par (000)	Value

California (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB (continued)
Series A, AMT, 5.00%, 05/01/44	$3,430	$3,624,165
Series B, AMT, 5.00%, 05/01/46	7,855	8,731,249
San Mateo Joint Powers Financing Authority, RB, Class A, 3.00%, 06/15/46	7,615	7,740,495
University of California, Refunding RB, Series AR, 5.00%, 05/15/38	10,200	11,651,032

		99,493,982

Colorado — 3.2%
City & County of Denver Colorado Airport System Revenue, ARB
Series A, AMT, 5.50%, 11/15/28	2,700	2,885,663
Series A, AMT, 5.50%, 11/15/30	1,040	1,110,504
Series A, AMT, 5.50%, 11/15/31	1,250	1,334,155
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/43	10,500	12,113,493

		17,443,815
Connecticut — 0.0%

Connecticut State Health & Educational Facilities Authority, RB, Series A-1, 5.00%, 10/01/54(a)	235	254,401

District of Columbia — 1.6%
District of Columbia, Refunding GO
Series D, 4.00%, 02/01/39	1,520	1,754,889
Series D, 4.00%, 02/01/40	1,000	1,151,922
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 4.00%, 10/01/51	5,500	6,021,559

		8,928,370

Florida — 3.5%
Capital Trust Agency, Inc., RB(a)
Series A, 5.00%, 06/01/45	850	875,495
Series SE, 3.00%, 07/01/31	125	125,527
Series SE, 4.00%, 07/01/41	285	299,819
Series SE, 4.00%, 07/01/51	335	346,479
Series SE, 4.00%, 07/01/56	280	288,464
County of Miami-Dade Seaport Department, ARB(d)
Series B, AMT, 6.00%, 10/01/23	1,885	2,028,207
Series B, AMT, 6.25%, 10/01/23	1,405	1,515,380
Esplanade Lake Club Community Development District, SAB
Series A-1, 4.00%, 11/01/40	1,080	1,104,385
Series A-1, 4.13%, 11/01/50	385	392,444
Series A-2, 4.00%, 11/01/40	400	409,032
Series A-2, 4.13%, 11/01/50	435	443,411
Florida Development Finance Corp., RB(a) AMT, 5.00%, 05/01/29	825	869,015
Series A, AMT, 5.00%, 08/01/29(b)	325	329,566
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(a)	475	506,582
Hillsborough County Aviation Authority, Refunding RB(d) Series A, AMT, 5.25%, 10/01/23	3,255	3,441,215

S C H E D U LE O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Hillsborough County Aviation Authority, Refunding RB(d) (continued)
Sub-Series A, AMT, 5.50%, 10/01/23	$5,360	$5,689,876
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	130	130,440

		18,795,337

Hawaii — 1.9%
State of Hawaii Airports System Revenue, ARB
AMT, 5.25%, 08/01/25	1,350	1,423,616
AMT, 5.25%, 08/01/26	2,500	2,633,792
Series A, AMT, 5.00%, 07/01/45	5,985	6,508,005

		10,565,413

Idaho — 2.1%
Idaho Health Facilities Authority, RB, 4.00%, 12/01/43	10,000	11,210,570

Illinois — 15.3%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/36	1,760	2,030,206
Series A, 5.00%, 12/01/38	715	822,412
Series A, 5.00%, 12/01/39	630	722,600
Series A, 5.00%, 12/01/40	1,285	1,470,896
Series A, 5.00%, 12/01/47	835	951,133
Chicago Board of Education, Refunding GO, Series A, 5.00%, 12/01/30	1,485	1,717,873
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(c)	395	365,148
Chicago Midway International Airport, Refunding ARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/41	8,020	8,455,229
Chicago Midway International Airport, Refunding RB
Series A, 2nd Lien, AMT, 5.50%, 01/01/30	6,500	6,709,937
Series A, 2nd Lien, AMT, 5.50%, 01/01/32	6,275	6,474,746
Chicago O’Hare International Airport, ARB, Series D, Senior Lien, 5.25%, 01/01/42	2,630	3,009,512
Chicago O’Hare International Airport, Refunding RB
Series B, Senior Lien, 5.00%, 01/01/35	4,400	5,051,473
Series C, Senior Lien, 4.00%, 01/01/38	3,820	4,247,702
Series E, Senior Lien, (AGM), 4.00%, 01/01/39	5,000	5,592,875
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	5,000	5,517,570
Series A, 4.00%, 01/01/42	4,990	5,635,931
Series A, 5.00%, 01/01/46	2,960	3,632,325
State of Illinois, GO
5.50%, 05/01/39	15,000	17,895,990
5.75%, 05/01/45	2,000	2,403,850

		82,707,408

Indiana — 0.3%
Indiana Finance Authority, RB
Series A, 5.00%, 06/01/41	550	592,709
Series A, 5.00%, 06/01/51	405	428,333
Series A, 5.00%, 06/01/56	360	378,885

		1,399,927

Massachusetts — 7.0%
Commonwealth of Massachusetts, GO, Series G, 4.00%, 09/01/42	20,000	21,719,260
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/41	4,710	5,343,509
Massachusetts Educational Financing Authority, RB, AMT, 5.00%, 01/01/27	1,000	1,087,018

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Housing Finance Agency, Refunding RB, M/F Housing, Series G, 3.45%, 12/01/30	$3,100	$3,227,518
Massachusetts School Building Authority, RB, Sub-Series B, 4.00%, 02/15/42	6,200	6,497,526

		37,874,831

Michigan — 2.5%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	10	10,038
Michigan Finance Authority, RB
4.00%, 12/01/40	2,140	2,394,829
4.00%, 02/15/44	10,000	11,066,770

		13,471,637

Mississippi — 2.5%
Mississippi Development Bank, RB
(AGM), 6.75%, 12/01/31	3,775	4,118,861
(AGM), 6.75%, 12/01/33	2,350	2,561,133
(AGM), 6.88%, 12/01/40	6,405	6,966,853

		13,646,847

New Jersey — 13.9%
New Jersey Economic Development Authority, RB
AMT, (AGM), 5.00%, 01/01/31	2,425	2,586,587
AMT, 5.38%, 01/01/43	7,000	7,416,661
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 12/15/26(d)	4,080	4,838,186
New Jersey Higher Education Student Assistance Authority, Refunding RB, 1st Series, AMT, 5.75%, 12/01/28	1,450	1,451,256
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.50%, 06/15/39	8,175	8,560,623
Series AA, 4.00%, 06/15/40	4,000	4,393,524
Series BB, 5.00%, 06/15/44	5,000	5,707,720
Series S, 5.25%, 06/15/43	10,000	11,729,690
State of New Jersey GO, 2.00%, 06/01/34	12,520	11,807,700
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	15,000	16,671,765

		75,163,712

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/39	310	341,398

New York — 15.9%
Metropolitan Transportation Authority, RB
Series A-1, 5.25%, 11/15/39	7,005	7,341,037
Series C, 5.00%, 11/15/38	4,450	4,629,580
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series C-3, Subordinate, 4.00%, 05/01/43	5,000	5,463,035
New York City Water & Sewer System, RB, Series CC-1, Subordinate, 5.00%, 06/15/51	5,385	6,630,513
New York Convention Center Development Corp., RB, CAB, Series B, Sub Lien, (BAM-TCRS), 0.00%, 11/15/40(c)	7,000	3,915,142
New York Liberty Development Corp., Refunding RB
Series 1, Class 1, 5.00%, 11/15/44(a)	1,730	1,854,371
Series A, 2.88%, 11/15/46	12,000	11,408,820
New York Power Authority, RB, Series A, 4.00%, 11/15/50	10,135	11,244,306
New York State Dormitory Authority, Refunding RB, Series E, 4.00%, 03/15/45	10,000	11,236,360

36	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
New York State Urban Development Corp., RB, Series A, 3.00%, 03/15/41	$8,515	$8,650,176
New York State Urban Development Corp., Refunding RB, Series A, 3.00%, 03/15/40	3,405	3,467,982
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	630	752,106
AMT, 5.00%, 10/01/40	1,775	2,078,282
Triborough Bridge & Tunnel Authority, Refunding RB
4.00%, 05/15/51	2,250	2,534,033
Series B, 5.00%, 11/15/38	4,400	5,107,194

		86,312,937

Ohio — 4.4%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	8,490	9,220,369
Ohio Turnpike & Infrastructure Commission, Refunding RB
Series A-1, Junior Lien, 5.25%, 02/15/31	5,145	5,353,789
Series A-1, Junior Lien, 5.25%, 02/15/32	2,250	2,341,224
State of Ohio, RB, 4.00%, 01/01/41	6,000	6,657,756
State of Ohio, Refunding RB, Series A, 4.00%, 01/01/28(d)	25	28,507

		23,601,645

Pennsylvania — 4.7%
Bristol Township School District, GO, (SAW), 5.25%, 06/01/23(d)	3,000	3,159,255
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	145	156,988
4.00%, 07/01/51	100	107,543
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/46	18,570	21,794,086

		25,217,872

Puerto Rico — 4.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	719	792,654
Series A-1, Restructured, 5.00%, 07/01/58	6,203	6,920,544
Series A-2, Restructured, 4.33%, 07/01/40	12,484	13,698,668
Series A-2, Restructured, 4.78%, 07/01/58	488	538,398
Series B-1, Restructured, 4.75%, 07/01/53	749	825,819
Series B-2, Restructured, 4.78%, 07/01/58	726	800,565
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	8,018	2,607,414

		26,184,062

South Carolina — 5.6%
Charleston County Airport District, ARB
Series A, AMT, 5.25%, 07/01/25	4,490	4,722,066
Series A, AMT, 5.50%, 07/01/38	3,000	3,149,028
Series A, AMT, 6.00%, 07/01/38	5,270	5,566,295
Series A, AMT, 5.50%, 07/01/41	4,170	4,372,654
County of Charleston South Carolina, ARB, 5.25%, 12/01/23(d)	6,735	7,223,691
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/37	4,480	5,215,818

		30,249,552

Security	Par (000)	Value
Texas — 11.0%
City of Dallas TX Waterworks & Sewer System Revenue Refunding RB, Series C, 3.00%, 10/01/46	$5,110	$5,405,169
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	700	702,164
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	410	464,892
City of Houston Texas Airport System Revenue, Refunding RB, Series A, AMT, 5.00%, 07/01/27	400	453,139
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 4.00%, 12/01/51	1,840	2,075,520
Harris County Cultural Education Facilities Finance Corp., Refunding RB, 4.00%, 10/01/47	8,000	9,073,768
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	3,735	3,910,377
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	800	838,519
Red River Education Finance Corp., RB, 5.25%, 03/15/23(d)	7,170	7,486,957
State of Texas, GO, 5.00%, 04/01/43	15,550	17,579,057
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	445	464,434
Texas Water Development Board, RB
5.25%, 10/15/46	4,780	5,530,508
Series B, 4.00%, 10/15/43	5,000	5,601,040

		59,585,544

Utah — 2.9%
County of Utah, RB
Series A, 5.00%, 05/15/50	2,000	2,421,222
Series B, 5.00%, 05/15/46	8,590	9,692,801
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49(a)	320	331,487
Utah State University, RB, Series B, (AGM), 4.00%, 12/01/45	3,000	3,298,596

		15,744,106

Washington — 0.5%
State of Washington, GO, Series C, 5.00%, 02/01/41	2,500	2,944,573

Wisconsin(a) — 1.1%
Public Finance Authority RB, 5.00%, 06/15/56	1,000	991,753
Public Finance Authority, RB
5.00%, 10/15/56	385	408,821
Series A, 5.00%, 07/15/39	165	180,511
Series A, 5.00%, 07/15/49	630	677,757
Series A, 5.00%, 10/15/50	1,695	1,807,901
Series A, 5.00%, 07/15/54	300	321,555
Series A-1, 5.00%, 01/01/55	945	993,608
Public Finance Authority, Refunding RB, 5.00%, 09/01/49	520	547,504

		5,929,410

Total Municipal Bonds — 127.8% (Cost: $668,267,177)		691,839,759

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Alabama — 8.3%
Alabama Special Care Facilities Financing Authority- Birmingham AL, Refunding RB, Series B, 5.00%, 11/15/46	39,718	44,810,898

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
District of Columbia — 3.1%
Washington Dc Met Area Transit, 4.00%, 07/15/45	$15,000	$16,864,013

Massachusetts — 4.5%
Commonwealth of Massachusetts, GO, Series E, 5.25%, 09/01/43	20,000	24,159,740

Michigan — 2.1%
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/40	10,100	11,075,554

Nevada — 2.0%
County of Clark Nevada, GO, 4.00%, 07/01/47	10,000	10,902,810

New York — 12.7%
Hudson Yards Infrastructure Corp, Refunding RB, Series A, 4.00%, 02/15/44	30,165	32,749,296
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, 5.00%, 07/15/43	11,825	13,830,647
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 4.00%, 11/01/41	20,000	22,324,690

		68,904,633

Pennsylvania — 1.9%
Geisinger Authority, Refunding RB, Series A, 4.00%, 06/01/41	10,000	10,375,910

Texas — 2.1%
Texas St Wtr Dev Brd, 4.00%, 10/15/51	10,000	11,487,660

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.7% (Cost: $192,226,634)		198,581,218

Total Long-Term Investments — 164.5% (Cost: $860,493,811)		890,420,977

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(f)(g)	8,237,018	$8,237,018

Total Short-Term Securities — 1.5% (Cost: $8,237,018)		8,237,018

Total Investments — 166.0% (Cost: $868,730,829)		898,657,995

Other Assets Less Liabilities — 1.0%		5,350,022

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.3)%		(88,437,117)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (50.7)%		(274,274,430)

Net Assets Applicable to Common Shares — 100.0%		$541,296,470

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended February 28, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 02/28/22	Shares Held at 02/28/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$16,431,699	$—	$(8,196,953	)(a)	$2,272	$—	$8,237,018	8,237,018	$236	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	271	06/21/22	$34,540	$(288,377)
U.S. Long Bond	115	06/21/22	18,059	(299,686)
5-Year U.S. Treasury Note	285	06/30/22	33,706	(236,024)

				$(824,087)

38	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P OR T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock MuniHoldings Investment Quality Fund (MFL)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$824,087	$—	$824,087

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended February 28, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$3,215,040	$—	$3,215,040

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(648,906)	$—	$(648,906)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short.	$92,500,270

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$691,839,759	$—	$691,839,759
Municipal Bonds Transferred to Tender Option Bond Trusts	—	198,581,218	—	198,581,218
Short-Term Securities
Money Market Funds	8,237,018	—	—	8,237,018

	$8,237,018	$890,420,977	$—	$898,657,995

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(824,087)	$—	$—	$(824,087)

(a) Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U LE O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock MuniHoldings Investment Quality Fund (MFL)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(88,413,120)	$—	$(88,413,120)
VRDP Shares at Liquidation Value	—	(274,600,000)	—	(274,600,000)

	$—	$(363,013,120)	$—	$(363,013,120)

See notes to financial statements.

40	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P OR T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) February 28, 2022	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.0%
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(a)	$3,595	$4,160,192
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 4.50%, 05/01/32(b)	1,691	1,769,631

		5,929,823

Alaska — 0.6%
City of Anchorage Alaska Electric Revenue, Refunding RB, Series A, Senior Lien, 5.00%, 12/01/24(c)(d)	3,000	3,292,842

Arizona — 4.6%
Arizona Industrial Development Authority, RB, Series A, (BAM), 4.00%, 06/01/44	1,435	1,581,897
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.38%, 07/01/50	2,500	2,763,782
Series G, 5.00%, 07/01/47	715	795,946
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	1,030	1,126,264
Industrial Development Authority of the City of Phoenix, RB(c)(d)
6.63%, 07/01/23	2,245	2,412,091
6.88%, 07/01/23	3,440	3,707,371
Industrial Development Authority of the City of Phoenix, Refunding RB(b)
5.00%, 07/01/35	600	653,441
5.00%, 07/01/45	700	739,839
Series A, 5.00%, 07/01/35	1,125	1,225,201
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	9,805	12,706,584

		27,712,416

Arkansas — 0.7%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(b)	3,790	4,060,041

California — 4.6%
California Community Choice Financing Authority, RB, Series A, 4.00%, 10/01/52(a)	3,005	3,307,862
California Health Facilities Financing Authority, Refunding RB, Series A, 4.00%, 04/01/45	1,470	1,603,841
California Housing Finance Agency, RB, M/F Housing
Class A, 3.25%, 08/20/36	1,151	1,212,182
Series 2021-1, Class A, 3.50%, 11/20/35	1,273	1,357,759
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/43	2,800	3,212,546
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(b)	445	379,732
CSCDA Community Improvement Authority, RB, M/F Housing(b)
Class 2, 4.00%, 06/01/58	1,475	1,380,057
Senior Lien, 3.13%, 06/01/57	1,410	1,174,041
Class 2, Senior Lien, 4.00%, 12/01/58	635	602,512
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/22(c)(d)	855	864,567

Security	Par (000)	Value

California (continued)
Poway Unified School District, Refunding GO, CAB, Series B, 0.00%, 08/01/46(e)	$10,000	$4,532,710
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series E, AMT, 5.00%, 05/01/50	5,000	5,735,650
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, AMT, 5.00%, 05/01/52	2,315	2,775,201

		28,138,660

Colorado — 1.6%
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(b)	1,025	1,064,610
Colorado Health Facilities Authority, Refunding RB
4.00%, 11/15/43	2,320	2,576,840
Series A, 5.00%, 08/01/44	3,840	4,479,763
E-470 Public Highway Authority, Refunding RB, Series B, 0.38%, 09/01/39(a)	510	499,389
Serenity Ridge Metropolitan District No. 2, GO, Series A, 5.13%, 12/01/23(c)(d)	1,000	1,099,554

		9,720,156

Connecticut — 0.7%
State of Connecticut, GO, Series A, 5.00%, 04/15/38	3,325	3,908,581

Delaware — 0.5%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/43	2,780	3,261,604

District of Columbia — 0.6%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/26	3,055	3,468,968

Florida — 6.5%
Celebration Pointe Community Development District, SAB(b)
5.00%, 05/01/32	860	929,336
5.00%, 05/01/48	2,160	2,292,797
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	9,370	11,005,862
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22(c)(d)	3,750	3,803,876
County of Miami-Dade Seaport Department, Refunding RB, Series B-1, AMT, Subordinate, 4.00%, 10/01/46	1,055	1,163,557
Hillsborough County Aviation Authority, ARB, AMT, 4.00%, 10/01/52(f)	3,965	4,309,475
Lakewood Ranch Stewardship District, SAB
4.63%, 05/01/27	255	267,837
5.25%, 05/01/37	470	508,803
5.38%, 05/01/47	770	829,322
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/45	4,625	5,021,820
Miami-Dade County Expressway Authority, Refunding RB, Series A, (AGM), 5.00%, 07/01/35	8,900	8,925,116

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Palm Beach County Health Facilities Authority, RB
Series B, 4.00%, 11/15/41	$300	$332,654
Series B, 5.00%, 11/15/42	135	158,898

		39,549,353

Georgia — 2.0%
Development Authority for Fulton County, RB, 4.00%, 06/15/49	1,575	1,749,419
Georgia Ports Authority, ARB, 4.00%, 07/01/51	4,325	4,913,559
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	1,855	2,495,246
Municipal Electric Authority of Georgia, RB, 5.00%, 01/01/48	2,745	3,179,256

		12,337,480

Illinois — 10.4%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	2,785	2,981,434
Series D, 5.00%, 12/01/46	3,570	3,775,395
Series H, 5.00%, 12/01/36	865	969,313
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,200	1,315,337
Series D, 5.00%, 12/01/25	1,560	1,709,938
Series G, 5.00%, 12/01/34	865	972,487
Chicago O’Hare International Airport, ARB, Series D, AMT, Senior Lien, 5.00%, 01/01/42	1,450	1,617,943
City of Chicago Illinois Wastewater Transmission Revenue, Refunding RB, Series C, 2nd Lien, 5.00%, 01/01/39	1,000	1,086,952
Cook County Community College District No. 508, GO, 5.25%, 12/01/31	5,000	5,281,925
Illinois Finance Authority, RB, Series A, 5.25%, 07/01/23(c)(d)	1,785	1,883,987
Illinois Finance Authority, Refunding RB
Series A, 4.00%, 05/01/45	2,525	2,726,096
Series C, 5.00%, 02/15/41	3,600	4,128,066
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/42	7,990	9,234,507
Series A, 4.00%, 01/01/46	2,550	2,876,140
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	2,515	2,723,652
Metropolitan Pier & Exposition Authority, RB, CAB, (BAM-TCRS), 0.00%, 12/15/56(e)	8,755	2,475,940
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	2,010	2,089,506
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (BAM-TCRS), 0.00%, 12/15/54(e)	12,215	3,711,210
State of Illinois, GO
Series A, 4.00%, 03/01/41	115	123,108
Series D, 5.00%, 11/01/28	6,965	7,976,088
Village of Hodgkins Illinois, RB, AMT, 6.00%, 11/01/23	3,725	3,739,509

		63,398,533

Indiana — 1.4%
City of Valparaiso Indiana, RB, AMT, 6.75%, 01/01/34	2,250	2,456,548
Indiana Finance Authority, RB, Series A, AMT, 5.00%, 07/01/23(c)(d)	2,640	2,769,069
Indiana Finance Authority, Refunding RB, Series A, 5.00%, 03/01/25(c)(d)	3,000	3,317,898

		8,543,515

Security	Par (000)	Value

Iowa — 2.1%
Iowa Finance Authority, RB
5.00%, 05/15/36	$1,050	$1,141,271
Series A, 5.00%, 05/15/48	6,750	7,301,651
Iowa Finance Authority, Refunding RB, 5.25%, 12/01/25	4,000	4,250,468

		12,693,390

Kansas — 1.0%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	1,965	2,077,760
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A, 5.00%, 09/01/40	3,700	4,098,967

		6,176,727

Louisiana — 2.1%
Parish of St. Charles Louisiana, RB, Convertible, 4.00%, 12/01/40(a)	2,210	2,226,124
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/32	4,375	4,407,931
Series A, 5.25%, 05/15/33	4,750	4,785,425
Series A, 5.25%, 05/15/35	1,500	1,564,515

		12,983,995

Maine — 1.5%
Maine Turnpike Authority, RB, 4.00%, 07/01/45	8,195	9,230,487

Maryland — 2.6%
City of Baltimore Maryland, Refunding RB, Series A, 4.50%, 09/01/33	545	592,059
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	4,935	5,616,751
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/45	2,560	2,802,844
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 5.00%, 07/01/40	6,350	6,939,813

		15,951,467

Massachusetts — 1.9%
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	1,895	2,146,012
Series A, 5.00%, 01/01/47	845	942,089
Massachusetts Development Finance Agency, Refunding RB, Series A, 5.00%, 01/01/40	1,620	1,846,884
Massachusetts Port Authority, Refunding ARB, Series A, AMT, 4.00%, 07/01/44	6,180	6,652,776

		11,587,761

Michigan — 2.0%
Michigan Finance Authority, Refunding RB
4.00%, 09/01/50	855	947,547
Series C, Class 1, 4.00%, 06/01/49	2,500	2,644,925
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 0.55%, 04/01/25	340	329,777
Series A, 2.55%, 10/01/51	6,890	6,226,810
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,775	1,985,375

		12,134,434

Minnesota — 0.7%
City of Cologne Minnesota,RB, Series A, 5.00%, 07/01/45	1,500	1,550,114

42	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota (continued)
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/52(b)	$695	$760,055
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 4.00%, 11/15/43	1,940	2,104,590

		4,414,759

Mississippi — 4.0%
County of Lowndes Mississippi, Refunding RB
Series A, 6.80%, 04/01/22	9,160	9,203,098
Series B, 6.70%, 04/01/22	4,500	4,520,808
Mississippi Development Bank, Refunding RB, Series A, (AGM), 4.00%, 03/01/41	3,000	3,221,865
State of Mississippi, RB
Series A, 5.00%, 10/15/37	1,105	1,314,189
Series A, 4.00%, 10/15/38	5,535	6,175,399

		24,435,359

Montana — 0.6%
Montana Board of Housing, RB, S/F Housing
Series B-2, 3.50%, 12/01/42	245	250,601
Series B-2, 3.60%, 12/01/47	380	391,082
Montana Facility Finance Authority, Refunding RB, Series A, 3.00%, 06/01/50	2,760	2,709,349

		3,351,032

Nebraska — 1.0%
Central Plains Energy Project, RB, 5.00%, 09/01/42	6,200	6,320,931

Nevada — 2.5%
City of Carson City Nevada, Refunding RB, 5.00%, 09/01/42	2,250	2,556,281
City of Reno Nevada, Refunding RB
Series A-1, (AGM), 4.00%, 06/01/43	5,230	5,617,700
Series A-1, (AGM), 4.00%, 06/01/46	245	262,658
County of Clark Nevada, GO
Series A, 5.00%, 06/01/36	4,080	4,824,441
Series A, 5.00%, 06/01/37	1,500	1,767,906

		15,028,986

New Jersey — 9.9%
Casino Reinvestment Development Authority, Inc., Refunding RB, 5.25%, 11/01/44	1,400	1,492,014
New Jersey Economic Development Authority, RB
Series UU, 5.00%, 06/15/40	2,755	2,922,746
AMT, 5.13%, 01/01/34	1,050	1,111,950
AMT, 5.38%, 01/01/43	10,000	10,595,230
Series A, AMT, 5.63%, 11/15/30	1,530	1,646,998
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	4,090	4,327,130
New Jersey Transportation Trust Fund Authority, RB
4.00%, 06/15/46	1,000	1,069,935
Series AA, 5.25%, 06/15/33	8,750	9,154,057
Series AA, 5.25%, 06/15/41	780	855,985
Series AA, 5.00%, 06/15/44	4,450	4,711,927
Series BB, 4.00%, 06/15/50	3,795	4,093,420
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/38(e)	7,260	4,126,148
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/32	5,430	6,347,567

Security	Par (000)	Value

New Jersey (continued)
State of New Jersey, GO, Series A, 4.00%, 06/01/31	$1,730	$2,013,286
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	4,550	5,184,411
Sub-Series B, 5.00%, 06/01/46	665	739,115

		60,391,919

New York — 6.8%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%,
01/01/35(b)	2,145	2,346,999
City of New York, GO, Series C, 4.00%, 08/01/40	5,000	5,599,350
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	4,435	4,490,149
Monroe County Industrial Development Corp.,
Refunding RB, 4.00%, 12/01/46	1,400	1,516,953
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	3,665	3,668,269
Series A, 6.25%, 06/01/41(b)	3,400	3,523,678
New York Liberty Development Corp., Refunding RB(b)
Series 2, Class 2, 5.15%, 11/15/34	460	502,671
Series 2, Class 2, 5.38%, 11/15/40	1,145	1,254,790
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/49	7,500	8,266,995
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	665	793,890
AMT, 5.00%, 10/01/40	1,875	2,195,368
AMT, 4.00%, 10/31/46	1,175	1,283,866
New York Transportation Development Corp., Refunding RB
Series A, Class A, AMT, 4.00%, 12/01/38	500	534,690
Series A, Class A, AMT, 4.00%, 12/01/39	500	548,173
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	1,785	1,990,080
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	2,740	3,036,430

		41,552,351

North Carolina — 0.7%
North Carolina Medical Care Commission, RB
4.00%, 09/01/41	160	175,063
4.00%, 09/01/46	155	168,198
4.00%, 09/01/51	250	269,882
Series A, 4.00%, 10/01/50	365	394,440
Series A, 5.00%, 10/01/50	980	1,119,280
North Carolina Turnpike Authority, RB, Senior Lien, (AGM), 4.00%, 01/01/55	1,045	1,149,091
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	525	720,086

		3,996,040

North Dakota — 0.2%
University of North Dakota COP, Series A, (AGM), 4.00%, 06/01/46	990	1,096,509

Ohio — 5.0%
Allen County Port Authority, Refunding RB, Series A, 4.00%, 12/01/40	950	1,037,485
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	7,590	8,242,945
Cleveland-Cuyahoga County Port Authority, RB 4.00%, 07/01/46	490	543,761

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
Cleveland-Cuyahoga County Port Authority, RB (continued) 4.00%, 07/01/51	$425	$470,011
County of Franklin Ohio, RB, Series A, 6.13%, 07/01/22(c)(d)	1,690	1,719,744
County of Montgomery Ohio, RB, Catholic Health Services, 5.45%, 11/13/23(c)(d)	7,430	7,972,903
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	585	640,102
Ohio Air Quality Development Authority, Refunding RB, 3.25%, 09/01/29	5,000	5,121,725
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	4,420	4,751,420

		30,500,096

Oklahoma — 0.4%
Oklahoma Development Finance Authority, RB, Series B, 5.25%, 08/15/48	2,205	2,588,688

Oregon — 1.0%
Oregon Health & Science University, RB, Series A, 5.00%, 07/01/42	800	925,958
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 4.00%, 07/01/50	5,000	5,396,080

		6,322,038

Pennsylvania — 13.0%
Allegheny County Airport Authority, ARB, Series A, AMT, 4.00%, 01/01/56	1,930	2,062,276
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)	1,725	1,920,127
Altoona Area School District, GO, (BAM SAW), 5.00%, 12/01/25(c)(d)	365	413,425
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series B, 5.00%, 11/01/49	6,030	7,132,007
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49	1,435	1,556,857
Geisinger Authority, Refunding RB, Series A, 4.00%, 04/01/50	4,260	4,635,251
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/49	6,750	7,267,205
5.00%, 05/01/52	6,610	7,916,638
Series A, 5.00%, 09/01/48	3,330	3,791,208
Montgomery County Industrial Development Authority, Refunding RB, 5.25%, 01/01/40	4,170	4,416,038
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	1,855	2,072,490
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/38	2,565	2,821,405
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 137, 2.45%, 10/01/41	410	381,245
Series 125B, AMT, 3.65%, 10/01/42	7,000	7,211,610
Pennsylvania Turnpike Commission, RB
Series A-1, 5.00%, 12/01/41	440	496,071
Sub-Series B-1, 5.25%, 06/01/47	5,680	6,539,634
Series A, Subordinate, 5.00%, 12/01/44	4,540	5,327,881
Pennsylvania Turnpike Commission, Refunding RB, 2nd Series, 5.00%, 12/01/41	1,700	1,975,494

Security	Par (000)	Value

Pennsylvania (continued)
Springfield School District/Delaware County, GO
(SAW), 5.00%, 03/01/40	$2,955	$3,441,068
(SAW), 5.00%, 03/01/43	2,145	2,488,869
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	4,385	5,078,523

		78,945,322

Puerto Rico — 5.5%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	1,340	1,373,567
5.63%, 05/15/43	1,335	1,359,632
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Series A, Senior Lien, 5.00%, 07/01/33	3,820	3,873,874
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,376	3,721,837
Series A-1, Restructured, 5.00%, 07/01/58	12,657	14,121,124
Series A-2, Restructured, 4.33%, 07/01/40	2,240	2,457,948
Series A-2, Restructured, 4.78%, 07/01/58	3,133	3,456,557
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	10,130	3,294,225

		33,658,764

Rhode Island — 1.6%
Rhode Island Turnpike & Bridge Authority, RB, Series A, 3.00%, 10/01/39	240	247,398
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	6,820	7,207,963
Series B, 5.00%, 06/01/50	2,000	2,165,636

		9,620,997

South Carolina — 1.8%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	2,690	3,124,150
South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	750	796,951
South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	6,450	7,176,399

		11,097,500

Texas — 10.1%
Central Texas Regional Mobility Authority, RB, Series A, Senior Lien, 5.00%, 07/01/25(c)(d)	4,715	5,285,491
Central Texas Regional Mobility Authority, Refunding RB, Series A, Senior Lien, 5.00%, 01/01/23(c)(d)	6,925	7,162,334
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/37.	4,005	4,650,278
AMT, 5.00%, 07/01/29	2,135	2,248,819
Sub-Series A, AMT, 4.00%, 07/01/35	990	1,104,711
County of Nueces Texas, Refunding GO
4.00%, 02/15/37	575	653,613
4.00%, 02/15/39	1,205	1,360,646
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(c)(d)	850	893,444
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 04/01/25(c)(d)	500	556,100
North Texas Education Finance Corp., RB, Series A, 5.13%, 06/01/22(c)(d)	1,000	1,011,204

44	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
North Texas Tollway Authority, Refunding RB
Series A, 5.00%, 01/01/38	$5,000	$5,458,255
Series A, 5.00%, 01/01/48	5,350	6,217,000
Spring Branch Independent School District, GO, (PSF-GTD), 3.00%, 02/01/33	1,600	1,712,342
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A-1, 5.00%, 10/01/44	3,500	3,713,297
Texas Municipal Gas Acquisition & Supply Corp III, Refunding RB, 5.00%, 12/15/30	1,500	1,811,699
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	10,720	13,293,025
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	3,575	4,136,507

		61,268,765

Virginia — 3.6%
Ballston Quarter Community Development Authority, TA
Series A, 5.38%, 03/01/36	430	380,706
Series A, 5.50%, 03/01/46	1,475	1,211,387
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	3,665	3,691,678
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/52	7,895	9,105,540
Virginia Small Business Financing Authority, Refunding RB
AMT, Senior Lien, 6.00%, 01/01/37	2,150	2,182,340
AMT, Senior Lien, 5.50%, 01/01/42	5,140	5,206,239

		21,777,890

Washington — 3.2%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,295	1,462,350
Series C, AMT, Intermediate Lien, 5.00%, 05/01/37	4,905	5,573,703
State of Washington, COP
Series B, 5.00%, 07/01/36	1,725	2,058,037
Series B, 5.00%, 07/01/38	2,300	2,740,947
Washington Health Care Facilities Authority, RB, Series A, Catholic Health Services, 5.75%, 01/01/23(c)(d)	4,010	4,173,432
Washington Health Care Facilities Authority, Refunding RB, 4.00%, 09/01/45	3,000	3,332,991

		19,341,460

Wisconsin — 1.8%
Public Finance Authority, RB
Series A, 5.00%, 06/01/36(b)	200	218,356
Series A, 4.00%, 11/15/37	325	364,498
Series A, 5.00%, 11/15/41	2,180	2,565,698
Series A, 5.00%, 06/01/51(b)	680	722,303
Series A, 5.00%, 06/01/61(b)	870	919,965

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, Refunding RB, Series A, 5.00%, 11/15/49	$1,095	$1,220,622
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 04/01/44	4,080	4,869,007

		10,880,449

Wyoming — 0.6%
Wyoming Community Development Authority, Refunding RB, Series 2, 4.05%, 12/01/38	2,170	2,184,715
Wyoming Municipal Power Agency, Inc., Refunding RB, Series A, (BAM), 5.00%, 01/01/27(c)(d)	1,120	1,304,395

		3,489,110

Total Municipal Bonds — 122.4% (Cost: $705,095,035)		744,159,198

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Arizona — 1.8%
Maricopa County Industrial Development Authority, RB, 4.00%, 01/01/48	10,000	11,002,470

California — 2.8%
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	14,998	17,183,935

Colorado(h) — 1.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/43	6,504	7,612,937
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49	3,290	3,542,770

		11,155,707

Florida — 3.6%
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49	10,000	10,816,005
Miami-Dade County Seaport Department, Refunding RB, 4.00%, 10/01/49	10,005	11,165,290

		21,981,295

Illinois — 2.0%
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/40	10,976	12,241,404

Louisiana — 3.0%
City of Shreveport Louisiana Water & Sewer Revenue, RB
Series B, Junior Lien, (AGM), 4.00%, 12/01/44	5,542	5,981,153
Series B, Junior Lien, (AGM), 4.00%, 12/01/49	11,133	12,015,911

		17,997,064

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland — 2.0%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/46	$4,898	$5,604,889
Maryland Stadium Authority, RB, 5.00%, 05/01/47	5,509	6,456,100

		12,060,989

Michigan(h) — 2.6%
Michigan Finance Authority, RB
4.00%, 02/15/47	7,434	8,206,969
Series A, 4.00%, 02/15/44	6,646	7,336,907

		15,543,876

New Jersey — 2.5%
South Jersey Transportation Authority, RB (BAM), Series A, 4.00%, 11/01/50.	13,590	14,935,023

New York — 1.8%
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/46	10,000	11,091,910

Oregon — 0.1%
State of Oregon Housing & Community Services Department, RB, M/F Housing, Series A, AMT, 4.95%, 07/01/30	600	600,887

Pennsylvania — 3.9%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(h)	7,250	8,097,467
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(h)	10,007	11,069,775
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	3,925	4,342,548

		23,509,790

Texas — 3.5%
Harris County Health Facilities Development Corp, Refunding RB, Series B, 5.75%, 07/01/27	18,390	21,291,648

Virginia — 1.3%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47(h)	6,960	8,009,478

Washington — 2.0%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/38	10,000	12,194,315

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.7% (Cost: $201,470,837)		210,799,791

Total Long-Term Investments — 157.1% (Cost: $906,565,872)		954,958,989

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(i)(j)	1,362,672	$1,362,672

Total Short-Term Securities — 0.2% (Cost: $1,362,672)		1,362,672

Total Investments — 157.3% (Cost: $907,928,544)		956,321,661

Other Assets Less Liabilities — 0.5%		3,267,438

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.7)%		(107,643,661)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (40.1)%		(243,800,000)

Net Assets Applicable to Common Shares — 100.0%		$608,145,438

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Zero-coupon bond.
(f)	When-issued security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between October 1, 2024 to August 1, 2027, is $26,782,302. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended February 28, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 02/28/22	Shares Held at 02/28/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$977,136	$386,531	(a)	$—	$(844)	$(151)	$1,362,672	1,362,672	$356	$—

(a)	Represents net amount purchased (sold).

46	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock MuniVest Fund, Inc. (MVF)

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended February 28, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,610,169	$—	$1,610,169

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$95,342	$—	$95,342

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$13,078,145

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$744,159,198	$—	$744,159,198
Municipal Bonds Transferred to Tender Option Bond Trusts	—	210,799,791	—	210,799,791
Short-Term Securities
Money Market Funds	1,362,672	—	—	1,362,672

	$1,362,672	$954,958,989	$—	$956,321,661

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(107,606,861)	$—	$(107,606,861)
VMTP Shares at Liquidation Value	—	(243,800,000)	—	(243,800,000)

	$—	$(351,406,861)	$—	$(351,406,861)

See notes to financial statements.

S C H E D U LE O F I N V E S T M E N T S	47

Statements of Assets and Liabilities  (unaudited)

February 28, 2022

	BYM	BLE	MFL	MVF

ASSETS
Investments, at value — unaffiliated(a)	$640,284,700	$1,113,815,338	$890,420,977	$954,958,989
Investments, at value — affiliated(b)	856,795	3,555,847	8,237,018	1,362,672
Cash	—	100,833	146,563	—
Cash pledged for futures contracts	—	961,000	1,147,000	—
Receivables:
Investments sold	699,041	946,495	1,034,792	—
Dividends — affiliated	38	29	38	3
Interest — unaffiliated	6,217,629	11,306,736	9,267,245	10,366,490
Deferred offering costs	—	114,854	—	—
Prepaid expenses	1,992	24,967	34,004	1,120

Total assets	648,060,195	1,130,826,099	910,287,637	966,689,274

ACCRUED LIABILITIES
Payables:
Investments purchased	692,471	3,357,192	2,478,329	4,319,907
Accounting services fees	22,871	28,421	41,927	40,770
Custodian fees	2,064	3,981	6,759	3,516
Income dividend distributions — Common Shares	1,532,086	3,029,113	1,837,966	2,172,018
Interest expense and fees	37,176	43,909	23,997	36,800
Investment advisory fees	269,481	486,509	383,238	371,557
Offering costs	—	37,670	—	—
Trustees’ and Officer’s fees	61,836	99,164	294,027	125,089
Other accrued expenses	7,417	72,000	9,740	5,786
Professional fees	31,934	78,039	44,236	35,369
Reorganization costs	—	—	229,189	—
Transfer agent fees	15,523	39,515	18,800	26,163
Variation margin on futures contracts	—	799,629	935,409	—

Total accrued liabilities	2,672,859	8,075,142	6,303,617	7,136,975

OTHER LIABILITIES
TOB Trust Certificates	115,429,037	130,922,743	88,413,120	107,606,861
VRDP Shares, at liquidation value of $ 100,000 per share, net of deferred offering costs(c)(d)(e)	—	—	274,274,430	—
VMTP Shares, at liquidation value of $ 100,000 per share, net of deferred offering costs(c)(d)(e)	137,200,000	302,693,355	—	243,800,000

Total other liabilities	252,629,037	433,616,098	362,687,550	351,406,861

Total liabilities	255,301,896	441,691,240	368,991,167	358,543,836

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$392,758,299	$689,134,859	$541,296,470	$608,145,438

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$362,939,577	$669,372,756	$513,540,415	$577,197,773
Accumulated earnings	29,818,722	19,762,103	27,756,055	30,947,665

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$392,758,299	$689,134,859	$541,296,470	$608,145,438

Net asset value per Common Share	$14.87	$14.11	$14.28	$9.38

(a) Investments, at cost — unaffiliated	$598,736,450	$1,063,396,483	$860,493,811	$906,565,872
(b) Investments, at cost — affiliated	$856,795	$3,556,037	$8,237,018	$1,362,672
(c) Preferred Shares outstanding	1,372	3,027	2,746	2,438
(d) Preferred Shares authorized	Unlimited	Unlimited	1,000,000	10,000,000
(e) Par value per Preferred Share	$0.001	$0.001	$0.10	$0.10
(f) Common Shares outstanding	26,415,271	48,856,664	37,896,208	64,836,371
(g) Common Shares authorized	Unlimited	Unlimited	Unlimited	150,000,000
(h) Par value per Common Share	$0.001	$0.001	$0.10	$0.10

See notes to financial statements.

48	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (unaudited)

Six Months Ended February 28, 2022

	BYM	BLE	MFL	MVF

INVESTMENT INCOME
Dividends — affiliated	$1,542	$318	$236	$356
Interest — unaffiliated	11,511,065	21,028,245	14,814,492	17,322,842

Total investment income	11,512,607	21,028,563	14,814,728	17,323,198

EXPENSES
Investment advisory	1,788,137	3,220,070	2,543,917	2,464,728
Professional	34,536	36,351	46,282	45,597
Accounting services	34,070	28,618	63,148	68,853
Transfer agent	15,034	12,661	20,227	23,190
Trustees and Officer	7,914	13,528	495	10,226
Registration	4,494	7,975	6,453	11,032
Custodian	2,930	5,769	1,568	5,535
Liquidity fees	—	—	13,869	—
Remarketing fees on Preferred Shares	—	—	13,617	—
Reorganization	—	—	438,817	—
Miscellaneous	37,789	44,452	36,850	38,823

Total expenses excluding interest expense, fees and amortization of offering costs	1,924,904	3,369,424	3,185,243	2,667,984
Interest expense, fees and amortization of offering costs(a)	1,059,291	2,090,352	1,537,755	1,596,137

Total expenses	2,984,195	5,459,776	4,722,998	4,264,121
Less:
Fees waived and/or reimbursed by the Manager	(1,724)	(1,262)	(243,779)	(372)

Total expenses after fees waived and/or reimbursed	2,982,471	5,458,514	4,479,219	4,263,749

Net investment income	8,530,136	15,570,049	10,335,509	13,059,449

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(33,825)	(1,902,808)	(1,886,470)	335,940
Investments — affiliated	(3,122)	(1,582)	2,272	(844)
Futures contracts	775,271	3,760,488	3,215,040	1,610,169

	738,324	1,856,098	1,330,842	1,945,265

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(28,634,342)	(51,345,140)	(41,489,060)	(47,664,124)
Investments — affiliated	(170)	(190)	—	(151)
Futures contracts	1,812	(349,960)	(648,906)	95,342

	(28,632,700)	(51,695,290)	(42,137,966)	(47,568,933)

Net realized and unrealized loss	(27,894,376)	(49,839,192)	(40,807,124)	(45,623,668)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(19,364,240)	$(34,269,143)	$(30,471,615)	$(32,564,219)

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Changes in Net Assets

	BYM		BLE

	Six Months Ended 02/28/22 (unaudited)	Year Ended 08/31/21	Six Months Ended 02/28/22 (unaudited)		Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$8,530,136	$18,442,119	$15,570,049		$22,845,790
Net realized gain (loss)	738,324	1,130,070	1,856,098		(1,085,434)
Net change in unrealized appreciation (depreciation)	(28,632,700)	8,574,911	(51,695,290)		15,056,145

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(19,364,240)	28,147,100	(34,269,143)		36,816,501

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(9,192,526)	(18,114,969)	(18,165,520	)(b)	(23,759,629)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares	—	—	2,684,598		—
Net proceeds from the issuance of common shares due to reorganization	—	—	—		376,530,043
Reinvestment of common distributions	70,326	74,214	371,902		598,608
Redemption of common shares	—	—	—		(379)

Net increase in net assets derived from capital share transactions	70,326	74,214	3,056,500		377,128,272

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(28,486,440)	10,106,345	(49,378,163)		390,185,144
Beginning of period	421,244,739	411,138,394	738,513,022		348,327,878

End of period	$392,758,299	$421,244,739	$689,134,859		$738,513,022

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

50	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	MFL		MVF

	Six Months Ended 02/28/22 (unaudited)	Year Ended 08/31/21	Six Months Ended 02/28/22 (unaudited)	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$10,335,509	$22,759,286	$13,059,449	$26,743,153
Net realized gain	1,330,842	6,926,678	1,945,265	2,243,779
Net change in unrealized appreciation (depreciation)	(42,137,966)	16,152,602	(47,568,933)	28,082,486

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(30,471,615)	45,838,566	(32,564,219)	57,069,418

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(11,027,796)	(21,971,464)	(13,045,078)	(26,064,221)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(41,499,411)	23,867,102	(45,609,297)	31,005,197
Beginning of period	582,795,881	558,928,779	653,754,735	622,749,538

End of period	$541,296,470	$582,795,881	$608,145,438	$653,754,735

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Cash Flows  (unaudited)

Six Months Ended February 28, 2022

	BYM	BLE	MFL	MVF

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(19,364,240)	$(34,269,143)	$(30,471,615)	$(32,564,219)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	27,241,878	128,813,720	311,079,739	59,360,904
Purchases of long-term investments	(41,631,480)	(123,650,913)	(324,826,218)	(65,099,498)
Net proceeds from sales (purchases) of short-term securities	5,467,296	12,271,934	8,196,953	(386,531)
Amortization of premium and accretion of discount on investments and other fees	688,510	2,061,069	4,013,036	2,739,421
Net realized (gain) loss on investments	36,947	1,904,390	1,884,198	(335,096)
Net unrealized depreciation on investments	28,634,512	51,345,330	41,489,060	47,664,275
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	35	21	24	12
From the Manager	—	96,582	—	—
Interest — unaffiliated	81,382	744,611	278,146	(97,410)
Variation margin on futures contracts	1,494	113,713	52,861	30,704
Prepaid expenses	19,880	(51,301)	(29,656)	(1,120)
Deferred offering costs	—	(114,854)	—	—
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(46,160)	(130,597)	(86,856)	(87,178)
Custodian fees	(4,615)	(10,842)	(14,318)	(6,292)
Interest expense and fees	11,926	11,670	9,089	15,685
Investment advisory fees	(43,804)	(74,666)	(37,331)	(56,107)
Trustees’ and Officer’s fees	(30,461)	(43,881)	(97,025)	(37,795)
Other accrued expenses	(1,552)	41,593	(7,497)	(9,535)
Professional fees	(16,278)	(32,074)	(16,886)	(19,463)
Reorganization costs	—	—	229,189	—
Transfer agent fees	1,335	1,099	5,245	4,312
Variation margin on futures contracts	(3,329)	799,629	935,409	—

Net cash provided by operating activities	1,043,276	39,827,090	12,585,547	11,115,069

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(9,121,944)	(17,781,053)	(11,027,796)	(13,045,078)
Payments for offering costs	—	37,670	—	—
Repayments of TOB Trust Certificates	—	(28,730,901)	(13,400,056)	(6,712,728)
Repayments of Loan for TOB Trust Certificates	—	(361,424)	—	(1,620,737)
Proceeds from TOB Trust Certificates	8,071,324	3,665,240	12,500,000	8,290,737
Proceeds from Loan for TOB Trust Certificates	—	361,424	—	1,620,737
Amortization of deferred offering costs	—	75,166	9,493	—
Proceeds from issuance of Common Shares	—	2,684,598	—	—

Net cash used for financing activities	(1,050,620)	(40,049,280)	(11,918,359)	(11,467,069)

CASH
Net increase (decrease) in restricted and unrestricted cash	(7,344)	(222,190)	667,188	(352,000)
Restricted and unrestricted cash at beginning of period	7,344	1,284,023	626,375	352,000

Restricted and unrestricted cash at end of period	$—	$1,061,833	$1,293,563	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,047,365	$2,003,516	$1,519,173	$1,580,452

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$70,326	$371,902	$—	$—

52	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows  (unaudited) (continued)

Six Months Ended February 28, 2022

	BYM	BLE	MFL	MVF

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$100,833	$146,563	$—
Cash pledged
Futures contracts	—	961,000	1,147,000	—

	$—	$1,061,833	$1,293,563	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Financial Highlights

(For a share outstanding throughout each period)

	BYM
	Six Months Ended 02/28/22 (unaudited)		Year Ended August 31,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$15.95		$15.57	$15.72	$14.70	$15.32	$16.22

Net investment income(a)	0.32		0.70	0.66	0.61	0.67	0.75
Net realized and unrealized gain (loss)		(1.05)	0.37	(0.23)	1.04	(0.62)	(0.87)

Net increase (decrease) from investment operations		(0.73)	1.07	0.43	1.65	0.05	(0.12)

Distributions to Common Shareholders from net investment income(b)		(0.35)	(0.69)	(0.58)	(0.63)	(0.67)	(0.78)

Net asset value, end of period	$14.87		$15.95	$15.57	$15.72	$14.70	$15.32

Market price, end of period	$13.71		$16.06	$14.19	$14.19	$13.09	$14.84

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(4.57	)%(d)	7.14%	3.20%	12.12%	0.80%	(0.30)%

Based on market price	(12.62	)%(d)	18.36%	4.19%	13.66%	(7.34)%	0.74%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.46	%(f)	1.49%	2.02%	2.53%	2.23%	1.93%

Total expenses after fees waived and/or reimbursed	1.46	%(f)	1.49%	2.02%	2.53%	2.23%	1.93%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(g)	0.94	%(f)	0.96%	0.98%	0.98%	0.97%	0.97%

Net investment income to Common Shareholders	4.19	%(f)	4.41%	4.31%	4.13%	4.50%	4.95%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$392,758		$421,245	$411,138	$415,127	$388,149	$404,474

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$137,200		$137,200	$137,200	$137,200	$137,200	$137,200

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$386,267		$407,030	$399,664	$402,571	$382,907	$394,806

Borrowings outstanding, end of period (000)	$115,429		$107,358	$121,029	$118,726	$111,781	$101,288

Portfolio turnover rate		4%	5%	13%	15%	30%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

54	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BLE
	Six Months Ended 02/28/22 (unaudited)		Year Ended August 31,
			2021		2020		2019	2018	2017

Net asset value, beginning of period	$15.18		$14.79		$15.16		$14.55	$15.17	$16.12

Net investment income(a)	0.32		0.69		0.73		0.71	0.76	0.83
Net realized and unrealized gain (loss)		(1.02)	0.44		(0.40)		0.60	(0.60)	(0.89)

Net increase (decrease) from investment operations		(0.70)	1.13		0.33		1.31	0.16	(0.06)

Distributions to Common Shareholders from net investment income(b)	(0.37	)(c)	(0.74)		(0.70)		(0.70)	(0.78)	(0.89)

Net asset value, end of period	$14.11		$15.18		$14.79		$15.16	$14.55	$15.17

Market price, end of period	$13.77		$16.10		$14.83		$15.48	$13.77	$15.45

Total Return Applicable to Common Shareholders(d)
Based on net asset value	(4.64	)%(e)	7.82%		2.37%		9.52%	1.35%	(0.18)%

Based on market price	(12.26	)%(e)	14.05%		0.52%		18.17%	(5.82)%	0.29%

Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	1.53	%(g)	1.60	%(h)	2.03	%(i)	2.55%	2.32%	2.02%

Total expenses after fees waived and/or reimbursed	1.52	%(g)	1.57	%(h)	2.00	%(i)	2.55%	2.31%	2.02%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(j)	0.94	%(g)	1.00	%(h)	0.99	%(i)	0.98%	0.98%	0.99%

Net investment income to Common Shareholders	4.35	%(g)	4.54%		4.96%		4.86%	5.12%	5.47%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$689,135		$738,513		$348,328		$356,649	$342,437	$356,901

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$302,700		$302,700		$151,300		$151,300	$151,300	$151,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$327,663		$343,975		$330,223		$335,723	$326,330	$335,890

Borrowings outstanding, end of period (000)	$130,923		$155,988		$73,763		$59,519	$67,497	$71,274

Portfolio turnover rate		10%	15%		19%		18%	7%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 1.56%, 1.56% and 0.99%, respectively.

(i)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 2.00%, 2.00% and 0.98%, respectively.

(j)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L IG HT S	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MFL
	Six Months Ended 02/28/22 (unaudited)		Year Ended August 31,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$15.38		$14.75	$14.94	$14.09	$14.91	$15.86

Net investment income(a)	0.27		0.60	0.57	0.59	0.71	0.78
Net realized and unrealized gain (loss)		(1.08)	0.61	(0.21)	0.90	(0.76)	(0.87)

Net increase (decrease) from investment operations		(0.81)	1.21	0.36	1.49	(0.05)	(0.09)

Distributions to Common Shareholders from net investment income(b)		(0.29)	(0.58)	(0.55)	(0.64)	(0.77)	(0.86)

Net asset value, end of period	$14.28		$15.38	$14.75	$14.94	$14.09	$14.91

Market price, end of period	$13.00		$14.88	$13.45	$13.60	$12.73	$15.03

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(5.22	)%(d)	8.56%	2.85%	11.42%	(0.05)%	(0.34)%

Based on market price	(10.82	)%(d)	15.18%	3.02%	12.27%	(10.42)%	0.46%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.67	%(f)(g)	1.54%	2.19%	2.67%	2.51%	2.17%

Total expenses after fees waived and/or reimbursed	1.59	%(f)(g)	1.48%	2.11%	2.58%	2.41%	2.08%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(h)(i)	1.04	%(f)(g)	0.94%	0.93%	0.94%	0.94%	0.95%

Net investment income to Common Shareholders	3.66	%(g)	3.97%	3.90%	4.15%	4.91%	5.22%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$541,296		$582,796	$558,929	$566,341	$534,075	$564,383

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$274,600		$274,600	$274,600	$274,600	$274,600	$274,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$297,122		$312,234	$303,543	$306,242	$294,492	$305,529

Borrowings outstanding, end of period (000)	$88,413		$89,313	$91,534	$95,978	$114,546	$123,111

Portfolio turnover rate		34%	39%	44%	52%	22%	16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and excluding interest expense, fees, and amortization of offering cost would have been 1.52%, 1.46% and 0.91%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 02/28/22 (unaudited)	Year Ended August 31,
		2021	2020	2019	2018	2017
Expense ratios	1.03%	0.93%	0.92%	0.93%	0.93%	0.94%

See notes to financial statements.

56	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MVF
	Six Months Ended 02/28/22 (unaudited)		Year Ended August 31,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$10.08		$9.60	$9.83	$9.35	$9.75	$10.38

Net investment income(a)	0.20		0.41	0.43	0.44	0.51	0.56
Net realized and unrealized gain (loss)		(0.70)	0.47	(0.25)	0.50	(0.39)	(0.62)

Net increase (decrease) from investment operations		(0.50)	0.88	0.18	0.94	0.12	(0.06)

Distributions to Common Shareholders from net investment income(b)		(0.20)	(0.40)	(0.41)	(0.46)	(0.52)	(0.57)

Net asset value, end of period	$9.38		$10.08	$9.60	$9.83	$9.35	$9.75

Market price, end of period	$8.78		$9.80	$8.77	$9.49	$8.81	$9.84

Total Return Applicable to Common Shareholders(c)
Based on net asset value.	(4.91	)%(d)	9.62%	2.30%	10.76%	1.52%	(0.38)%

Based on market price	(8.45	)%(d)	16.66%	(3.19)%	13.47%	(5.22)%	(3.10)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.35	%(f)	1.34%	1.77%	2.29%	2.16%	1.92%

Total expenses after fees waived and/or reimbursed	1.35	%(f)	1.34%	1.77%	2.29%	2.16%	1.92%

Total expenses after fees waived and/or reimbursed and excluding interest expense,fees, and amortization of offering costs(g)	0.84	%(f)	0.84%	0.85%	0.87%	0.89%	0.91%

Net investment income to Common Shareholders	4.13	%(f)	4.17%	4.48%	4.74%	5.35%	5.71%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$608,145		$653,755	$622,750	$637,636	$605,972	$630,489

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$243,800		$243,800	$243,800	$243,800	$243,800	$243,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$349,444		$368,152	$355,435	$361,541	$348,553	$358,609

Borrowings outstanding, end of period (000)	$107,607		$106,029	$97,266	$100,463	$112,817	$139,989

Portfolio turnover rate		6%	13%	18%	31%	21%	26%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Municipal Income Quality Trust	BYM	Delaware	Diversified
BlackRock Municipal Income Trust II	BLE	Delaware	Diversified
BlackRock MuniHoldings Investment Quality Fund	MFL	Massachusetts	Diversified
BlackRock MuniVest Fund, Inc.	MVF	Maryland	Diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Prior Year Reorganization: The Board and shareholders of BLE (the “Acquiring Trust”) and the Board and shareholders of each of BlackRock Strategic Municipal Trust (“BSD”), BlackRock MuniYield Investment Quality Fund (“MFT”) and BlackRock Municipal Income Investment Trust (“BBF”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganization of each Target Fund into the Acquiring Trust. As a result, the Acquiring Trust acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Trust.

Each Common Shareholder of a Target Fund received Common Shares of the Acquiring Trust in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on April 9, 2021, less the costs of the Target Fund’s reorganizations. Cash was distributed for any fractional shares.

Each Preferred Shareholder of a Target Fund received Preferred Shares of the Acquiring Trust in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.

The reorganizations were accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Trust in the following amounts and at the following conversion ratios:

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	BLE’s Share Class	Shares of BLE
BSD	Common	7,309,381	0.97816190	Common	7,149,748	(a)
MFT	Common	8,481,587	0.95690286	Common	8,116,045	(a)
BBF	Common	10,232,375	0.95732884	Common	9,795,743	(a)
BSD	VMTP	429	1	VMTP	429
MFT	VMTP	565	1	VMTP	565
BBF	VMTP	520	1	VMTP	520

(a)	Net of fractional shares redeemed.

Each Target Fund’s net assets and composition of net assets on April 9, 2021, the valuation date of the reorganizations were as follows:

	BSD	MFT	BBF
Net assets applicable to Common Shareholders	$107,419,054	$121,937,458	$147,173,531
Paid-in-capital	94,046,930	113,183,132	133,279,579
Accumulated earnings	13,372,124	8,754,326	13,893,952

For financial reporting purposes, assets received and shares issued by the Acquiring Trust were recorded at fair value. However, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Acquiring Trust’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of the Acquiring Trust before the reorganizations were $354,170,274. The aggregate net assets applicable to Common Shareholders of the Acquiring Trust immediately after the reorganizations amounted to $730,700,317. Each Target Fund’s fair value and cost of financial instruments prior to the reorganizations were as follows:

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BSD	$175,642,719	$160,134,612	$29,381,544	$42,900,000
MFT	199,974,622	183,080,385	27,570,183	56,500,000
BBF	228,740,575	208,822,701	35,319,194	52,000,000

58	2 0 2 2 B L A C K RO C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

The purpose of these transactions was to combine four funds managed by the Manager with same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on April 12, 2021.

Assuming the reorganization had been completed on September 1, 2020, the beginning of the fiscal reporting period of Acquiring Trust, the pro forma results of operations for the year ended August 31, 2021, are as follows:

•	Net investment income (loss): $33,072,194

•	Net realized and change in unrealized gain/loss on investments: $24,768,855

•	Net increase in net assets resulting from operations: $57,841,049

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Acquiring Trust’s Statements of Operations since April 12, 2021.

Reorganization costs incurred by BLE in connection with the reorganization were expensed by BLE.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date.

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Notes to Financial Statements  (unaudited) (continued)

Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MVF’s management believes that the trust’s restrictions on borrowings do not apply to the Trust’s TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BYM	$63,232	$227,397	$72,047	$362,676
BLE	79,153	289,360	108,553	477,066
MFL	45,158	181,120	53,645	279,923
MVF	60,004	220,483	77,090	357,577

For the six months ended February 28, 2022, the following table is a summary of each Trust’s TOB Trusts:

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BYM	$185,907,042		$115,429,037		0.23% — 0.35%	$108,103,118	0.68%
BLE	224,965,875		130,922,743		0.20 — 0.37	143,920,401	0.67
MFL	198,581,218		88,413,120		0.23 — 0.26	89,049,520	0.64

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Notes to Financial Statements  (unaudited) (continued)

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MVF	$210,799,791		$107,606,861		0.23% — 0.34%	$108,923,365	0.66%

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Trust invests in a TOB Trust on a recourse basis, a Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at February 28, 2022, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at February 28, 2022.

For the six months ended February 28, 2022, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

Trust Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BLE	$—	—%	$15,975	0.71%
MVF	—	—	71,635	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except for MFL and MVF, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets:

Trust Name	Investment Advisory Fees
BYM	0.55%
BLE	0.55

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Notes to Financial Statements  (unaudited) (continued)

For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

For such services, MFL and MVF pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Trust’s net assets:

Trust Name	Investment Advisory Fees
MFL	0.55%
MVF	0.50

For purposes of calculating these fees, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV.

BLE has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BLE common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BLE’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended February 28, 2022 amounted to $5,426.

Expense Limitations, Waivers and Reimbursements: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended February 28, 2022, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BYM	$1,724
BLE	1,262
MFL	1,077
MVF	372

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended February 28, 2022, there were no fees waived by the Manager pursuant to this arrangement.

The Manager reimbursed MFL $85,525, for reorganization costs.

The Manager, for MFL, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended February 28, 2022 the waiver was $157,177.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended February 28, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales
BYM	$39,479,838	$24,470,919
BLE	115,945,430	126,449,653
MFL	310,805,595	311,297,025
MVF	62,318,134	59,360,904

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (unaudited) (continued)

Management has analyzed tax laws and regulations and their application to the Trusts as of February 28, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of August 31, 2021, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Trust Name	Non-Expiring
BYM	$12,450,892
BLE	29,858,190
MFL	3,420,817
MVF	19,391,088

As of February 28, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BYM	$484,686,435	$44,081,326	$(3,055,303)	$41,026,023
BLE	936,145,614	62,222,303	(12,610,643)	49,611,660
MFL	780,536,561	35,165,920	(6,281,693)	28,884,227
MVF	801,194,898	53,145,486	(5,625,584)	47,519,902

9.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities

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Notes to Financial Statements  (unaudited) (continued)

backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

The Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Each of BYM, and BLE is authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

MFL is authorized to issue an unlimited number of shares, including 1 million Preferred Shares, par value $0.10 per share.

MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, par value $0.10 per share.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (unaudited) (continued)

Common Shares

For the six months shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Six Months Ended 02/28/22	Year Ended 08/31/21
BYM	4,409	4,589
BLE	24,988	39,663

For the six months ended February 28, 2022 and the year ended August 31, 2021, shares issued and outstanding remained constant for MFL and MVF.

For the year ended August 31, 2021, Common Shares of BLE issued and outstanding increased by 25,061,561 as a result of the reorganization of BSD, MFT and BBF with and into BLE.

For the year ended August 31, 2021, Common Shares of BLE issued and outstanding decreased by 25 as a result of a redemption of fractional shares from the reorganization of BSD, MFT and BBF with and into BLE.

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. From December 1, 2021 through November 30, 2022, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the six months ended February 28, 2022, the Trusts did not repurchase any shares.

BLE has filed a prospectus with the SEC allowing it to issue an additional 15,000,000 Common Shares through the Shelf Offering. Under the Shelf Offering, BLE, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Trust’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 14,822,320 Common Shares remain available for issuance under the Shelf Offering. During the period, BLE issued 177,680 shares under the Shelf Offering. See Additional Information - Shelf Offering Program for additional information.

Initial costs incurred by BLE in connection with its shelf offering are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MFL (for purposes of this section, a “VRDP Trust”) has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MFL	06/30/11	2,746	$274,600,000	07/01/41

Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

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Notes to Financial Statements  (unaudited) (continued)

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

MFL
Expiration date	04/30/23

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Trust Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings
MFL	Aa1	AA

Special Rate Period:

A VRDP Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Trust has commenced a special rate period:

Trust Name	Commencement Date	Expiration Date as of Period Ended 02/28/22
MFL	04/17/14	04/15/23

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended February 28, 2022, the annualized dividend rate for the VRDP Shares were as follows:

MFL
Dividend rates	0.92%

For the six months ended February 28, 2022, VRDP Shares issued and outstanding of each VRDP Trust remained constant.

VMTP Shares

BYM, BLE and MVF (for purposes of this section, each a “VMTP Trust”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (unaudited) (continued)

transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BYM	12/16/11	1,372	$137,200,000	07/02/23	Aa1	AA
BLE	12/16/11	1,513	151,300,000	07/02/23	Aa1	AA
	04/12/21	1,514	151,400,000	07/02/23	Aa1	AA
MVF	12/16/11	2,438	243,800,000	07/02/23	Aa1	AA

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. With respect to each VMTP Trust, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If each VMTP Trust redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 2% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended February 28, 2022, the average annualized dividend rates for the VMTP Shares were as follows:

	BYM	BLE	MVF
Dividend rates	1.02%	1.02%	1.02%

For the six months ended February 28, 2022, VMTP Shares issued and outstanding remained constant for BYM, BLE and MVF.

For the year ended August 31, 2021, VMTP Shares issued and outstanding for BLE increased by 1,514 due to the reorganizations of BSD, MFT and BBF with and into BLE.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Trust Name	Dividends Accrued	Deferred Offering Costs Amortization
BYM	$696,615	$—
BLE	1,538,120	75,166
MFL	1,248,339	9,493
MVF	1,238,560	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

With the requisite approvals by each Trust’s shareholders and the satisfaction of customary closing conditions, the reorganization of MFL into MUI closed on April 11, 2022.

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Notes to Financial Statements  (unaudited) (continued)

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BYM	03/01/22	03/15/22	04/01/22	$0.058000
	04/01/22	04/14/22	05/02/22	0.058000
BLE	03/01/22	03/15/22	04/01/22	0.052000
	04/01/22	04/14/22	05/02/22	0.052000
MFL	03/01/22	03/15/22	04/01/22	0.048500
	03/18/22	04/07/22	05/02/22	0.050000	(a)
MVF	03/01/22	03/15/22	04/01/22	0.033500
	04/01/22	04/14/22	05/02/22	0.033500

(a)	Net investment income special dividend.

The Trusts declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)
Trust Name	Shares	Series	Declared
BYM	VMTP	W-7	$141,635
BLE	VMTP	W-7	312,485
MFL	VRDP	W-7	273,547
MVF	VMTP	W-7	251,681

(a)	Dividends declared for period March 1, 2022 to March 31, 2022.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Additional Information

Proxy Results

At a Joint Special Meeting of Shareholders of BlackRock MuniHoldings Investment Quality Fund held on February 4, 2022 and adjourned to March 4, 2022, Trust shareholders were asked to vote on the following proposals:

Common and Preferred Shareholders

Proposal 1(A). The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of MFL are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MFL and BlackRock Municipal Income Fund, Inc. (the “Acquiring Fund”) (the “Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MFL’s assets and the assumption by the Acquiring Fund of substantially all of MFL’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MFL, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MFL of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of MFL in accordance with its Declaration of Trust and Massachusetts law (the “Reorganization”).

With respect to Proposal 1(A):

Trust Name	For	Against	Abstain
MFL	19,752,619	419,663	1,082,153

Preferred Shareholders

Proposal 1(B). The VRDP Holders of MFL are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the Reorganization.

With respect to Proposal 1(B):

Trust Name	For	Against	Abstain
MFL	2,746	—	—

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

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Additional Information  (continued)

General Information

The Trusts (other than BLE) do not make available copies of their Statements of Additional Information because the Trusts’ (other than BLE’s) shares are not continuously offered, which means that the Statement of Additional Information of each Trust (other than BLE) has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s (other than BLE’s) Statement of Additional Information may have become outdated.

BLE’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800)-882-0052.

The following information is a summary of certain changes since August 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

On November 2, 2021, MVF divided its Board of Directors into three classes, with one class standing for election each year, effective November 18, 2021. In addition, on November 2, 2021, MVF amended and restated its Bylaws to classify its Board of Directors and adopt a voting standard of a majority of the outstanding shares for the election of directors in a contested election.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for BLE only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BLE only, prospectuses, are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including for BLE only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

A D D I T I O N A L I N F O R M A T I O N	71

Additional Information  (continued)

Shelf Offering Program

From time to time, BLE may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, BLE may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BLE’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BLE to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

On November 22, 2021, BLE filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of BLE are not offers to sell BLE Common Shares or solicitations of an offer to buy BLE Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of BLE contains important information about the Trust, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of BLE carefully and in its entirety before investing. Copies of the final prospectus for BLE can be obtained from BlackRock at blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.

New York, NY 10036

VRDP Remarketing Agent

BofA Securities, Inc.

New York, NY 10036

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC-ICC	Assured Guaranty Corp. – Insured Custody Certificate

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co.- Transferable Custodial
Receipts

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development
Section 8

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

TA	Tax Allocation

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	73

Want to know more?

blackrock.com | 800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-NTL-02/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

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(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund, Inc.

Date: April 20, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund, Inc.

Date: April 20, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniVest Fund, Inc.

Date: April 20, 2022

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